                                                   SEMIANNUAL REPORT
                                                   MAY 31, 2002

PRUDENTIAL
FINANCIAL SERVICES FUND

FUND TYPE
Sector stock

OBJECTIVE
Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                   PRUDENTIAL (LOGO)

Prudential Sector Funds, Inc.    Prudential Financial Services Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Financial Services Fund (the
Fund) seeks to achieve long-term capital appreciation by investing at least 80% of net assets plus borrowings for investment purposes in securities of companies in the financial services sector, including banks, finance companies, insurance companies, and securities/brokerage firms primarily engaged in providing financial services. The Fund is divided into two approximately equal portfolios. The Enhanced Index Portfolio consists of securities selected from those in the Standard & Poor's SuperComposite
Financials Index (S&P SC Financials Index or the Index). Quantitative models are used to create a sample that is representative of the Index but is likely to perform better.
The Strategically Managed Portfolio invests in a relatively small number of securities in which the management team has the highest confidence. The Fund may be affected to a greater extent by any single economic, political, or regulatory development than a mutual fund that does not focus its investments on specific economic sectors.
There can be no assurance that the Fund
will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of
net assets as of 5/31/02
        32.3%   Insurance
        30.2    Diversified Financials
        23.8    Banks
         3.5    Healthcare Providers & Services
         1.8    Energy Equipment & Services
         1.8    Containers & Packaging
         0.5    Electronic Equipment & Instruments
         0.3    Real Estate
         5.8    Cash & Equivalents

Five Largest Holdings

Expressed as a percentage of
net assets as of 5/31/02
    8.6%   Citigroup, Inc.
           Diversified Financials
    6.7    American International Group, Inc.
           Insurance
    4.6    Bank of America Corp.
           Banks
    3.8    American Express Co.
           Diversified Financials
    3.7    Allstate Corp.
           Insurance

Holdings are subject to change.

                                      www.prudential.com    (800) 225-1852

Semiannual Report    May 31, 2002

Cumulative Total Returns1                                   As of 5/31/02

                                       Six Months   One Year   Since Inception2
Class A                                  4.73%        0.19%        25.85%
Class B                                  4.34        -0.63         23.12
Class C                                  4.34        -0.63         23.12
Class Z                                  4.80         0.35         26.67
Lipper Financial Services Funds Avg.3    7.35         0.02         20.30
S&P SC 1500 Index4                      -4.03       -12.03         11.97
S&P SC Financials Index5                 4.13        -4.29          8.01

Average Annual Total Returns1                             As of 6/30/02

                  One Year    Since Inception2
    Class A        -11.12%        4.37%
    Class B        -11.54         4.76
    Class C         -8.94         5.01
    Class Z         -6.20         6.40

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years.
Approximately seven years after purchase,
Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class
Z shares are not subject to a sales charge or distribution and service (12b-1) fees.
The cumulative and average annual total
returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception date: Class A, B, C, and Z, 6/30/99. 3The
Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the six-month, one-year, and since inception periods in the Lipper
Financial Services Funds category. Funds in the Lipper Financial Services Funds Average invest 65% of their portfolios in equity securities of companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms. 4The S&P
SuperComposite (SC) 1500 Index is an
unmanaged index that is a combination of the Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index), which comprises 500 large, established, publicly traded stocks;
the S&P Mid-Cap 400 Index, which measures the performance of the 400 largest companies outside of the S&P 500 Index; and the S&P
SmallCap 600 Index, which comprises 600
small-capitalization stocks. 5The S&P
SC Financials Index is an unmanaged
capitalization-weighted index that measures the performance of the financial sector of the S&P SC 1500 Index.

Investors cannot invest directly in an
index.

The returns for the Lipper Average, S&P SC
1500 Index, and S&P SC Financials Index
would be lower if they included the effect
of sales charges or taxes.
                                         1

PRUDENTIAL (LOGO)               July 15, 2002

DEAR SHAREHOLDER,
Your Prudential Financial Services Fund had a moderate positive return over the six months ended May 31, 2002, a period during which the equity markets continued to decline. Financial stocks outperformed most other stocks because moves to reduce interest rates by the central banks of the European Monetary Union, the United Kingdom, and the United States convinced many investors that recovery of the global economy was imminent. Financial companies generally perform well when interest rates are falling, and this period was no exception. Your Fund's return was slightly ahead of the overall financial sector, but trailed the Lipper Financial Services Funds
Average.

The Fund's investment advisers account for their performance and describe their strategy for the future in the following report.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,


David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Financial Services Fund

2

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Prudential Sector Funds, Inc.    Prudential Financial Services Fund

Semiannual Report    May 31, 2002

INVESTMENT ADVISERS' REPORT

OVERVIEW
Interest rates were low and falling during the Fund's semiannual reporting period, which is generally favorable for bank stocks. In addition, there were signs that the economy already was improving. The result was a substantial gain for bank stocks overall, including savings and loans.
In contrast, the poor stock market had a devastating impact on the earnings of investment banks, whose primary business is advising on mergers and acquisitions and stock issuance. Personal line insurers continued to become more profitable, but property/casualty insurers had mixed results because of the terrorist attacks of September 11. The catastrophe accelerated the positive property/casualty pricing trend, but the large losses also strained many companies' financial condition. Some insurance companies raised capital to strengthen their balance sheets, which caused a pause in the share price gains of the industry as a whole.

The bankruptcy of Enron hurt certain
financial firms by creating a massive
increase in skepticism about companies with very complicated financial structures. Some of the major financial powerhouses of the late 1990s, notably American International
Group (AIG) and Citigroup, had grown through a long series of acquisitions and mergers.
Investors had favored their shares because of their consistent earnings growth, which was a key issue in recent years. In the post-Enron environment, however, their complex financial structures were questioned, and their share prices suffered as a result. Both were detractors from the Strategically Managed Portfolio's return.

Your Fund consists of two portfolios--an
Enhanced Index Portfolio that doesn't stray
far from the risk profile of the S&P SC
Financials Index, and a Strategically
Managed Portfolio that takes a more
aggressive growth stance. Both portfolios
had returns that were marginally above the
return of their benchmark, the S&P SC
Financials Index.
                                         3

Prudential Sector Funds, Inc.    Prudential Financial Services Fund

Semiannual Report    May 31, 2002

THE ENHANCED INDEX PORTFOLIO
In the Enhanced Index Portfolio, we
use a disciplined quantitative analysis
of financial and market data to rank
every stock in the Index. We then apply
sophisticated risk control techniques that allow us to overweight the stocks we have identified as attractive while limiting the risk of significant deviations from the benchmark. This process of constructing the Portfolio results in only small deviations from the Index weightings for individual positions or industry groups.

These methods led us to correctly overweight the title insurance company Fidelity
National Financial and Bank of America. We also correctly overweighted several savings and loans and local banks, including Astoria
Financial, Downey Financial, GreenPoint
Financial, and Webster Financial. We
successfully underweighted AIG and Charles
Schwab. Our underweighting of American
Express detracted from return for reasons described in our discussion of the Strategically Managed Portfolio.

IN INSURANCE, RETURN DEPENDED ON PRIMARY
BUSINESS LINE
No single security had a substantial
negative impact on the Strategically Managed
Portfolio's return, while a few individual holdings made significant positive contributions. The Portfolio's insurance holdings that were predominantly in personal lines--Hartford and Allstate (see Comments on Largest Holdings--Strategically Managed
Portfolio)--had good price gains and were among the larger contributors to return.
After a period of cut-throat competition in personal lines that had made the business unprofitable for several years, the largest and most aggressive competitor (State Farm) threw in the towel and began raising rates and pulling out of some markets. The rest of the industry followed suit, improving the profitability of the survivors and leading to rising share prices. The other insurance company that contributed meaningfully to performance was Fidelity National Financial, which continued to benefit from the rising demand for title insurance because of the strong housing market.

4

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                           www.prudential.com    (800) 225-1852

In contrast, the Strategically Managed
Portfolio's investments in reinsurers--
including AIG (see Comments on Largest
Holdings--Strategically Managed Portfolio),
Max Re, and Everest Re--collectively made a noticeable detraction. In the first quarter of 2002, these companies continued to post strong earnings as the substantial increases in demand and pricing for reinsurance continued, but their large share price gains in the Fund's prior reporting period may have incorporated all the credit investors will give them for their bright prospects.
We reduced our overall exposure as the
stocks no longer responded to good news.

TWO INDIVIDUAL GAINS
The largest contribution to the
Strategically Managed Portfolio's return came from American Express (see Comments on
Largest Holdings--Strategically Managed
Portfolio). Its share price dropped after September 11 in anticipation of a falloff in its travel-related businesses (charge cards and travel agency services). We took advantage of the low share price then because we had confidence in the brand and in an economic recovery that would improve the profitability of American Express' corporate card and travel businesses. Our expectations are beginning to be realized, and the share price has responded positively, rising almost 30% over the six-month period.

We also had a significant gain on Newmont
Mining, the premier North American precious
metals mining company. We bought our
position because gold has historically been
a store of value in an uncertain world, as
well as an alternative currency to the U.S.
dollar. Gold stocks have benefited from the
recent weakness of the dollar, as well as
the attractive balance of supply and demand
for bullion. Newmont's stock shot up 44%
over the reporting period, and we have been
selectively taking profits.
                                          5

Prudential Sector Funds, Inc.    Prudential Financial Services Fund

Semiannual Report    May 31, 2002

TWO HEALTHCARE GAINS
The Strategically Managed Portfolio also had two healthcare holdings--CIGNA and Anthem, which operates Blue Cross and Blue Shield in eight states. Both provide health insurance and managed care services. They benefited from price increases in managed care--a trend that has been resilient and that we expect to continue. This is one of the few sectors where we expect earnings growth and an increase in the amount investors will pay for each dollar of earnings (P/E multiple expansion).

LOOKING AHEAD
One of our primary goals is to identify
unique companies that have sustainable
franchises but that are overlooked. We found two themes that look attractive. One is banks that have strong core deposits-- deposits that bear relatively stable interest rates or that are noninterest-bearing (such as checking accounts). We expect higher interest rates on loans in the coming year, so their margins should widen.
This means higher earnings.

The second scenario involves banks that have significantly reduced their underperforming loans. We expect the September 11 events to increase loan loss problems for the whole industry. Because these banks have had greater losses than most banks in prior years, their loss trends will not look as bad when loss rates rise across the industry. As a result, it will be easier for them to beat earnings expectations, which usually causes share prices to rise.

Prudential Financial Services Fund Management Team

6

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                                 www.prudential.com    (800) 225-1852

Holdings expressed as a percentage of the specified portfolio

Comments on Largest Holdings--
Strategically Managed Portfolio  As of 5/31/02
------------------------------------------------

6.9%  Citigroup Inc./Diversified Financials
      Citigroup has extremely strong management, and is one of only four top players in the global capital markets business--a business with long-range growth potential because of the surge in global restructuring. We expect growth of about 15% a year.

5.8   Allstate Corp./Insurance
      Allstate is the premier personal line (home and auto) insurer in the United States, a sector that we believe is in the midst of a pricing improvement. Its homeowners business had been hurt by mold claims, but has recovered. Profits from homeowners insurance should rise over the next year as recent price increases work through a policy renewal cycle. Allstate's shares are less expensive than those of its peers.

5.8   The Hartford Financial Services Group, Inc./Insurance
      Hartford is a multiline insurer with
      particularly strong life insurance and
      annuity products. It benefits from a long-term marketing tie with AARP, the organization for people aged 50 and older.
      Hartford sells homeowners and automobile insurance through AARP, with an exclusive relationship for its automobile line. We believe Hartford has one of the best management teams in the industry.

5.5   American International Group, Inc./Insurance
      AIG is among the largest property/casualty insurers in the United States, but also has a global presence. Under long-time Chairman and CEO Maurice Greenberg, it has developed a strong strategic position and a cost-conscious culture. We believe property/ casualty insurance rates, which were already rising, will accelerate because the damage caused by the events of September
      11 is likely to increase demand and
      constrain supply as payouts reduce the
      capital underpinnings of the most exposed firms.

5.2   American Express Co./Diversified Financials
      American Express has a very valuable brand name for travel expense cards and corporate cards. The company also provides financial advisory services and a profitable travel agency business. We expect its travel-related businesses to benefit from the recovery in travel as the shock of September 11 is absorbed. We also expect all of its businesses to benefit from an improving economy.


Five Largest Holdings--Enhanced Index Portfolio             As of 5/31/02

                                           Industry         % of Total Enhanced       % of S&P SC
Security                                     Group           Index Market Value    Financials Index*
Citigroup, Inc.                     Diversified Financials          10.6%               10.6%
American International Group, Inc.        Insurance                  8.1                 8.3
Bank of America Corp.                        Banks                   6.4                 5.7
Fannie Mae                          Diversified Financials           4.1                 4.2
Wells Fargo & Co.                            Banks                   4.0                 3.8

*Source: Standard & Poor's, based on data retrieved by Lipper Inc.

Holdings are subject to change.
                                                 7

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited)

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.2%
Common Stocks  94.2%
-------------------------------------------------------------------------------------
Banks  23.8%
    14,700   AmSouth Bancorp                                         $      326,340
     4,706   Associated Banc-Corp.                                          178,122
    18,800   Astoria Financial Corp.                                        655,932
   109,800   Bank of America Corp.                                        8,323,938
    91,200   Bank of New York Co., Inc.                                   3,310,560
    37,300   Bank One Corp.                                               1,515,499
    21,800   BB&T Corp.                                                     819,244
     7,854   Comerica, Inc.                                                 503,441
     7,700   Commercial Federal Corp.                                       221,760
     2,200   Community First Bankshares, Inc.                                59,862
     5,200   Compass Bancshares, Inc.                                       180,960
     1,900   Dime Community Bancshares                                       45,847
     9,200   Downey Financial Corp.                                         501,308
    15,850   Fifth Third Bancorp                                          1,032,944
     6,500   First Tennessee National Corp.                                 253,175
     3,400   Firstfed Financial Corp.(a)                                    100,300
       500   FirstMerit Corp.                                                13,830
    49,665   FleetBoston Financial Corp.                                  1,750,195
     7,800   Golden State Bancorp, Inc.                                     298,038
    10,600   Golden West Financial Corp.                                    741,576
    12,400   GreenPoint Financial Corp.                                     634,384
    23,600   Hibernia Corp. (Class 'A' Stock)                               473,652
     5,738   Hudson United Bancorp                                          176,730
     5,500   Huntington Bancshares, Inc.                                    109,835
     8,700   IndyMac Bancorp, Inc.(a)                                       201,231
     2,900   Investors Financial Services Corp.                             224,054
    26,400   KeyCorp                                                        720,720
     2,700   MAF Bancorp, Inc.                                              105,975
     1,700   Marshall & Ilsley Corp.                                        105,553
     7,400   Mellon Financial Corp.                                         274,540
    35,800   National City Corp.                                          1,191,424
     2,300   New York Community Bancorp, Inc.                                65,343
     7,600   North Fork Bancorp, Inc.                                       298,756

    8                                      See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
       600   Northern Trust Corp.                                    $       31,092
    11,300   PNC Financial Services Group                                   635,625
     2,368   Provident Bankshares Corp.                                      61,805
     6,300   Regions Financial Corp.                                        227,115
     5,700   Roslyn Bancorp, Inc.                                           134,805
    15,900   SouthTrust Corp.                                               412,923
    61,300   Southwest Bancorp of Texas, Inc.(a)                          2,038,225
    19,700   Sovereign Bancorp, Inc.                                        304,956
    13,400   SunTrust Banks, Inc.                                           915,220
     1,900   TCF Financial Corp.                                             97,394
    86,847   U.S. Bancorp                                                 2,053,932
    10,100   Union Planters Corp.                                           506,717
   120,000   Wachovia Corp.                                               4,604,400
    11,180   Washington Federal, Inc.                                       306,444
    45,149   Washington Mutual, Inc.                                      1,754,942
    11,000   Webster Financial Corp.                                        433,180
    62,260   Wells Fargo & Co.                                            3,262,424
                                                                     --------------
                                                                         43,196,267
-------------------------------------------------------------------------------------
Containers & Packaging  1.8%
    59,200   Temple-Inland, Inc.                                          3,296,256
-------------------------------------------------------------------------------------
Diversified Financials  30.2%
    88,100   A.G. Edwards, Inc.                                           3,496,689
   162,000   American Express Co.                                         6,886,620
    67,045   Bear Stearns Co., Inc.                                       4,026,052
       700   Capital One Financial Corp.                                     43,708
   360,280   Citigroup, Inc.                                             15,556,890
    14,400   Countrywide Credit Industries, Inc.                            710,064
    64,300   E* TRADE Group, Inc.(a)                                        398,660
    41,700   Fannie Mae                                                   3,336,417
       700   Franklin Resources, Inc.                                        30,471
    34,100   Freddie Mac                                                  2,235,255
    25,600   Household International, Inc.                                1,309,440
    78,110   J.P. Morgan Chase & Co.                                      2,808,054
    14,400   LaBranche & Co., Inc.(a)                                       380,160
    11,300   Lehman Brothers Holdings, Inc.                                 689,300
     2,000   Leucadia National Corp.                                         68,680

    See Notes to Financial Statements                                      9

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    22,300   MBNA Corp.                                              $      807,483
    27,800   Merrill Lynch & Co., Inc.                                    1,131,738
     4,100   Metris Cos., Inc.                                               60,352
     4,600   Moodys Corp.                                                   221,536
    44,400   Morgan Stanley Dean Witter & Co.                             2,018,424
     1,500   Raymond James Financial, Inc.                                   50,250
    18,450   Schwab (Charles) Corp.                                         223,061
    47,100   SLM Corp.                                                    4,544,208
    10,300   State Street Corp.                                             478,538
    13,400   Stilwell Financial, Inc.                                       289,440
     3,010   SWS Group, Inc.                                                 62,187
    38,700   The Goldman Sachs Group, Inc.                                2,919,915
                                                                     --------------
                                                                         54,783,592
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  0.5%
    23,500   Diebold, Inc.                                                  928,955
-------------------------------------------------------------------------------------
Energy Equipment & Services  1.8%
    95,100   Diamond Offshore Drilling, Inc.                              3,207,723
-------------------------------------------------------------------------------------
Healthcare Providers & Services  3.5%+
    31,800   Anthem, Inc.(a)                                              2,254,620
    38,900   CIGNA Corp.                                                  4,125,345
                                                                     --------------
                                                                          6,379,965
-------------------------------------------------------------------------------------
Insurance  32.3%
     7,100   AFLAC, Inc.                                                    228,336
       200   Allmerica Financial Corp.                                        9,710
   172,500   Allstate Corp.                                               6,637,800
     7,800   American Financial Group, Inc.                                 208,572
   180,804   American International Group, Inc.                          12,108,444
    72,800   Aon Corp.                                                    2,433,704
     4,700   Chubb Corp.                                                    353,252
   165,635   CNA Financial Corp.(a)                                       4,405,891
    62,100   Everest Re Group Ltd.                                        3,888,081
    98,989   Fidelity National Financial, Inc.                            3,030,053
     9,500   Hilb, Rogal & Hamilton Co.                                     391,495
     1,550   Jefferson-Pilot Corp.                                           73,796

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    22,900   John Hancock Financial Services, Inc.                   $      840,201
    11,500   LandAmerica Financial Group, Inc.                              372,600
     9,400   Lincoln National Corp.                                         421,308
     9,200   Loews Corp.                                                    525,320
    10,600   Marsh & McLennan Cos., Inc.                                  1,069,540
     1,650   MBIA, Inc.                                                      92,581
    97,900   MetLife, Inc.                                                3,253,217
     5,600   MGIC Investment Corp.                                          407,568
       700   Ohio Casualty Corp.(a)                                          14,637
    16,500   Old Republic International Corp.                               547,800
     5,350   PMI Group, Inc.                                                457,960
    12,400   Progressive Corp.                                              734,204
     4,200   Protective Life Corp.                                          140,532
     6,100   Radian Group, Inc.                                             331,230
     7,200   St. Paul Cos., Inc.                                            306,792
    97,600   The Hartford Financial Services Group, Inc.                  6,441,600
     6,000   The MONY Group, Inc.                                           208,680
    12,300   Torchmark Corp.                                                496,428
    61,700   Unitrin, Inc.                                                2,422,342
    14,236   UnumProvident Corp.                                            360,171
    59,300   XL Capital Ltd.                                              5,249,236
                                                                     --------------
                                                                         58,463,081
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.3%
     1,600   Colonial Properties Trust                                       57,136
     6,400   Equity Office Properties Trust                                 192,896
     6,500   Hospitality Properties Trust                                   229,645
       500   New Plan Excel Realty Trust                                      9,830
                                                                     --------------
                                                                            489,507
                                                                     --------------
             Total long-term investments (cost $150,849,944)            170,745,346
                                                                     --------------

    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.     Prudential Financial Services Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

Principal
Amount
(000)        Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  6.2%
Mutual Fund  6.2%
             Prudential Core Investment Fund - Taxable Money
              Market Series
$   11,221   (cost $11,221,099; Note 3)                              $   11,221,099
                                                                     --------------
             Total short-term investments (cost $11,221,099)             11,221,099
                                                                     --------------
             Total Investments  100.4%
              (cost $162,071,043; Note 5)                               181,966,445
             Liabilities in excess of other assets  (0.4%)                 (700,093)
                                                                     --------------
             Net Assets  100%                                        $  181,266,352
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.

    12                                     See Notes to Financial Statements

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

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                    May 31, 2002
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $162,071,043)                           $181,966,445
Receivable for investments sold                                          818,580
Dividends and interest receivable                                        243,111
Receivable for Fund shares sold                                          137,592
Prepaid expenses                                                             765
                                                                    ------------
      Total assets                                                   183,166,493
                                                                    ------------
LIABILITIES
Payable for Fund shares reacquired                                     1,398,261
Payable for investments purchased                                        165,053
Distribution fee payable                                                 123,748
Management fee payable                                                   118,653
Accrued expenses                                                          94,345
Deferred directors' fees                                                      81
                                                                    ------------
      Total liabilities                                                1,900,141
                                                                    ------------
NET ASSETS                                                          $181,266,352
                                                                    ------------
                                                                    ------------
Net assets were comprised of:
   Common stock, at par                                             $    154,714
   Paid-in capital in excess of par                                  157,911,477
                                                                    ------------
                                                                     158,066,191
   Accumulated net investment loss                                      (263,288)
   Accumulated net realized gain on investments                        3,568,047
   Net unrealized appreciation on investments                         19,895,402
                                                                    ------------
Net assets, May 31, 2002                                            $181,266,352
                                                                    ------------
                                                                    ------------

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    May 31, 2002
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($35,840,970 / 3,027,667 shares of common stock issued
      and outstanding)                                                    $11.84
   Maximum sales charge (5% of offering price)                               .62
                                                                    ------------
   Maximum offering price to public                                       $12.46
                                                                    ------------
                                                                    ------------
Class B:
   Net asset value, offering price and redemption price per
      share ($91,796,988 / 7,866,993 shares of common stock
      issued and outstanding)                                             $11.67
                                                                    ------------
                                                                    ------------
Class C:
   Net asset value and redemption price per share
      ($41,347,867 / 3,543,515 shares of common stock issued
      and outstanding)                                                    $11.67
   Sales charge (1% of offering price)                                       .12
                                                                    ------------
   Offering price to public                                               $11.79
                                                                    ------------
                                                                    ------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($12,280,527 / 1,033,245 shares of common stock
      issued and outstanding)                                             $11.89
                                                                    ------------
                                                                    ------------

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Operations (Unaudited)

                                                                      Six Months
                                                                        Ended
                                                                     May 31, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends                                                          $1,455,783
   Interest                                                              106,492
                                                                     ------------
      Total income                                                     1,562,275
                                                                     ------------
Expenses
   Management fee                                                        699,331
   Distribution fee--Class A                                              46,040
   Distribution fee--Class B                                             464,914
   Distribution fee--Class C                                             217,311
   Transfer agent's fees and expenses                                    190,000
   Custodian's fees and expenses                                          72,000
   Reports to shareholders                                                53,000
   Registration fees                                                      38,000
   Legal fees and expenses                                                14,000
   Audit fee                                                              13,000
   Directors' fees                                                         7,000
   Miscellaneous                                                          10,967
                                                                     ------------
      Total expenses                                                   1,825,563
                                                                     ------------
Net investment loss                                                     (263,288)
                                                                     ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions                           5,411,857
Net change in unrealized appreciation on investments                   3,029,784
                                                                     ------------
Net gain on investments                                                8,441,641
                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $8,178,353
                                                                     ------------
                                                                     ------------

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Changes in Net Assets (Unaudited)

                                                  Six Months            Year
                                                    Ended               Ended
                                                 May 31, 2002     November 30, 2001
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                           $    (263,288)     $    (175,569)
   Net realized gain on investments and
      foreign currency transactions                  5,411,857         11,795,820
   Net change in unrealized appreciation
      (depreciation) of investments and
      foreign currencies                             3,029,784         (1,281,975)
                                                --------------    -----------------
   Net increase in net assets resulting from
      operations                                     8,178,353         10,338,276
                                                --------------    -----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                               --           (278,539)
      Class Z                                               --           (138,470)
                                                --------------    -----------------
                                                            --           (417,009)
                                                --------------    -----------------
   Distributions from net realized gains
      Class A                                       (1,887,893)                --
      Class B                                       (4,798,048)                --
      Class C                                       (2,274,888)                --
      Class Z                                         (685,829)                --
                                                --------------    -----------------
                                                    (9,646,658)                --
                                                --------------    -----------------
Fund share transactions (net of share
conversions) (Note 6)
   Net proceeds from shares sold                    13,588,483         79,695,311
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  9,099,463            397,514
   Cost of shares reacquired                       (26,156,119)       (61,558,560)
                                                --------------    -----------------
   Net increase (decrease) in net assets from
      Fund share transactions                       (3,468,173)        18,534,265
                                                --------------    -----------------
Total increase (decrease)                           (4,936,478)        28,455,532
NET ASSETS
Beginning of period                                186,202,830        157,747,298
                                                --------------    -----------------
End of period                                    $ 181,266,352      $ 186,202,830
                                                --------------    -----------------
                                                --------------    -----------------

    See Notes to Financial Statements                                     17

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited)

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Prudential Health Sciences Fund, Prudential Technology Fund, Prudential Utility Fund and Prudential Financial Services Fund (the 'Fund'). The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

      The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing primarily in equities of companies in the banking and financial services group of industries.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager and subadvisor.

      Short-term securities which mature in more than 60 days are valued by an independent pricing agent or more than one principal market maker. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of portfolio securities

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited) Cont'd.

are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Portfolio level.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net realized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at six month-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among
                                                                          19

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited) Cont'd.

other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Portfolio in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. ('PIM') and Jennison Associates LLC ('Jennison'). Each subadvisor furnishes investment advisory services in connection with the management of a portion of the investment portfolio of the Fund. PI pays for the services of PIM and Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two subadvisers as PI deems appropriate. In addition, periodic rebalancing of the portfolio's assets may occur to account for market fluctuations in order to maintain the approximately equal allocation between the two subadvisers.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited) Cont'd.

and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended May 31, 2002.

      PIMS has advised the Fund that it received approximately $29,300 and $15,600 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended May 31, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended May 31, 2002, it received approximately $157,100 and $13,300 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PI, PIM, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended May 31, 2002, the amounts of the commitment were as follows: $930 million from November 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended May 31, 2002.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company's transfer agent. During the six months ended May 31, 2002, the Fund incurred fees of approximately
                                                                          21

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited) Cont'd.

$166,400 for the services of PMFS. As of May 31, 2002, approximately $27,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the six months ended May 31, 2002, the Fund earned income of approximately $97,600, from the Series by investing their excess cash.

      Effective November 1, 2001, the Fund paid networking fees to Prudential Securites, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of The Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the period was $19,500 and is included in transfer agent's fees and expenses in the statement of operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended May 31, 2002, were $40,058,846 and $49,879,813, respectively.

Note 5. Tax Information
The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of May 31, 2002 were as follows:

  Tax Basis                                          Net Unrealized
of Investments     Appreciation     Depreciation      Appreciation
--------------     ------------     ------------     --------------
 $ 163,676,116     $ 22,674,924      $ 4,384,595      $ 18,290,329

      The difference between book basis and tax basis was attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited) Cont'd.

who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 400 million shares of $.01 par value per share common stock authorized, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended May 31, 2002:
Shares sold                                                      315,088    $  3,746,981
Shares issued in reinvestment of distributions                   154,706       1,766,637
Shares reacquired                                               (564,083)     (6,665,800)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     (94,289)     (1,152,182)
Shares issued upon conversion and/or exchange from Class B        48,420         560,111
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (45,869)   $   (592,071)
                                                              ----------    ------------
                                                              ----------    ------------
Class A
------------------------------------------------------------
Year ended November 30, 2001:
Shares sold                                                    1,681,336    $ 20,126,820
Shares issued in reinvestment of distributions                    21,527         261,027
Shares reacquired                                             (1,472,108)    (17,289,817)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     230,755       3,098,030
Shares issued upon conversion and/or exchange from Class B       251,242       2,973,472
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    481,997    $  6,071,502
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Six months ended May 31, 2002:
Shares sold                                                      489,718    $  5,698,806
Shares issued in reinvestment of distributions                   395,230       4,462,146
Shares reacquired                                               (759,562)     (8,855,360)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     125,386       1,305,592
Shares reacquired upon conversion and/or exchange into Class
  A                                                              (48,977)       (560,111)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     76,409    $    745,481
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2001:
Shares sold                                                    2,825,148    $ 33,578,547
Shares reacquired                                             (1,891,186)    (21,898,639)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     933,962      11,679,908
Shares reacquired upon conversion and/or exchange into Class
  A                                                             (253,326)     (2,973,472)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    680,636    $  8,706,436
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          23

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended May 31, 2002:
Shares sold                                                      177,479    $  2,060,699
Shares issued in reinvestment of distributions                   194,820       2,198,617
Shares reacquired                                               (569,085)     (6,642,110)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (196,786)   $ (2,382,794)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2001:
Shares sold                                                    1,174,365    $ 13,989,765
Shares reacquired                                             (1,163,549)    (13,496,572)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     10,816    $    493,193
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Six months ended May 31, 2002:
Shares sold                                                      175,407    $  2,081,997
Shares issued in reinvestment of distributions                    58,722         672,063
Shares reacquired                                               (336,791)     (3,992,849)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (102,662)   $ (1,238,789)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2001:
Shares sold                                                    1,003,424    $ 12,000,179
Shares issued in reinvestment of distributions                    11,253         136,487
Shares reacquired                                               (753,487)     (8,873,532)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    261,190    $  3,263,134
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights (Unaudited)

                                                                              Class A
                                                   -------------------------------------------------------------
                                                                           Year Ended
                                                     Six Months           November 30,         June 30, 1999(c)
                                                        Ended          -------------------          Through
                                                   May 31, 2002(e)     2001(e)     2000(e)     November 30, 1999
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 11.92         $ 11.11     $  9.36          $ 10.00
                                                   ---------------     -------     -------         --------
Income from investment operations
Net investment income                                      .01             .05         .08               --(b)
Net realized and unrealized gain (loss) on
   investment transactions                                 .53             .86        1.67             (.64)
                                                   ---------------     -------     -------         --------
   Total from investment operations                        .54             .91        1.75             (.64)
                                                   ---------------     -------     -------         --------
Less distributions
Dividends from net investment income                        --            (.10)         --               --
Distributions from net realized gains                     (.62)             --          --               --
                                                   ---------------     -------     -------         --------
      Total distributions                                 (.62)           (.10)         --               --
                                                   ---------------     -------     -------         --------
Net asset value, end of period                         $ 11.84         $ 11.92     $ 11.11          $  9.36
                                                   ---------------     -------     -------         --------
                                                   ---------------     -------     -------         --------
TOTAL INVESTMENT RETURN(a)                                4.73%           8.06%      18.80%           (6.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $35,841         $36,622     $28,801          $22,050
Average net assets (000)                               $36,934         $36,447     $22,614          $21,235
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                        1.43%(d)        1.45%       1.33%(f)         1.58%(d)(f)
   Expenses, excluding distribution and service
      (12b-1) fees                                        1.18%(d)        1.20%       1.08%(f)         1.33%(d)(f)
   Net investment income                                   .25%(d)         .44%        .83%(f)          .09%(d)(f)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                  23%             81%         85%              39%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Commencement of investment operations.
(d) Annualized.
(e) Based on average shares outstanding during the period.
(f) Net of management fee waiver.

    See Notes to Financial Statements                                     25

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                              Class B
                                                   -------------------------------------------------------------
                                                                           Year Ended
                                                     Six Months           November 30,         June 30, 1999(c)
                                                        Ended          -------------------          Through
                                                   May 31, 2002(d)     2001(d)     2000(d)     November 30, 1999
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 11.80         $ 11.00     $  9.33          $ 10.00
                                                   ---------------     -------     -------         --------
Income from investment operations
Net investment income (loss)                              (.03)           (.04)        .01             (.02)
Net realized and unrealized gain (loss) on
   investment transactions                                 .52             .84        1.66             (.65)
                                                   ---------------     -------     -------         --------
   Total from investment operations                        .49             .80        1.67             (.67)
                                                   ---------------     -------     -------
Less distributions
Distributions from net realized gains                     (.62)             --          --               --
                                                   ---------------     -------     -------         --------
Net asset value, end of period                         $ 11.67         $ 11.80     $ 11.00          $  9.33
                                                   ---------------     -------     -------         --------
                                                   ---------------     -------     -------         --------
TOTAL INVESTMENT RETURN(a)                                4.34%           7.27%      17.90%           (6.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $91,797         $91,892     $78,182          $50,252
Average net assets (000)                               $93,238         $92,775     $59,442          $44,194
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                        2.18%(c)        2.20%       2.08%(e)         2.33%(c)(e)
   Expenses, excluding distribution and service
      (12b-1) fees                                        1.18%(c)        1.20%       1.08%(e)         1.33%(c)(e)
   Net investment income/(loss)                           (.50)%(c)       (.31)%       .09%(e)         (.69)%(c)(e)

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Based on average shares outstanding during the period.
(e) Net of management fee waiver.

    26                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                              Class C
                                                   -------------------------------------------------------------
                                                                           Year Ended
                                                     Six Months           November 30,         June 30, 1999(c)
                                                        Ended          -------------------          Through
                                                   May 31, 2002(d)     2001(d)     2000(d)     November 30, 1999
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 11.80         $ 11.00     $  9.33          $ 10.00
                                                   ---------------     -------     -------         --------
Income from investment operations
Net investment income (loss)                              (.03)           (.04)        .01             (.02)
Net realized and unrealized gain (loss) on
   investment transactions                                 .52             .84        1.66             (.65)
                                                   ---------------     -------     -------         --------
   Total from investment operations                        .49             .80        1.67             (.67)
                                                   ---------------     -------     -------         --------
Less distributions
Distributions from net realized gains                     (.62)             --          --               --
                                                   ---------------     -------     -------         --------
Net asset value, end of period                         $ 11.67         $ 11.80     $ 11.00          $  9.33
                                                   ---------------     -------     -------         --------
                                                   ---------------     -------     -------         --------
TOTAL INVESTMENT RETURN(a)                                4.34%           7.27%      17.90%           (6.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $41,348         $44,119     $41,011          $26,939
Average net assets (000)                               $43,582         $46,601     $30,639          $25,325
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                        2.18%(c)        2.20%       2.08%(e)         2.33%(c)(e)
   Expenses, excluding distribution and service
      (12b-1) fees                                        1.18%(c)        1.20%       1.08%(e)         1.33%(c)(e)
   Net investment income/(loss)                           (.50)%(c)       (.30)%       .09%(e)         (.66)%(c)(e)

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Based on average shares outstanding during the period.
(e) Net of management fee waiver.

    See Notes to Financial Statements                                     27

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                              Class Z
                                                   -------------------------------------------------------------
                                                                           Year Ended
                                                     Six Months           November 30,         June 30, 1999(c)
                                                        Ended          -------------------          Through
                                                   May 31, 2002(d)     2001(d)     2000(d)     November 30, 1999
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 11.95         $ 11.15     $  9.36          $ 10.00
                                                   ---------------     -------     -------          -------
Income from investment operations
Net investment income loss                                 .03             .08         .11              .01
Net realized and unrealized gain (loss) on
   investment transactions                                 .53             .86        1.68             (.65)
                                                   ---------------     -------     -------          -------
   Total from investment operations                        .56             .94        1.79             (.64)
                                                   ---------------     -------     -------          -------
Less distributions
Dividends from net investment income                        --            (.14)         --               --
Distributions from net realized gains                     (.62)             --          --               --
                                                   ---------------     -------     -------
      Total distributions                                 (.62)           (.14)         --               --
                                                   ---------------     -------     -------          -------
Net asset value, end of period                         $ 11.89         $ 11.95     $ 11.15          $  9.36
                                                   ---------------     -------     -------          -------
                                                   ---------------     -------     -------          -------
TOTAL INVESTMENT RETURN(a)                                4.80%           8.30%      19.10%           (6.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $12,280         $13,570     $ 9,753          $ 4,941
Average net assets (000)                               $13,247         $12,855     $ 5,913          $ 4,972
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                        1.18%(c)        1.20%       1.08%(e)         1.33%(c)(e)
   Expenses, excluding distribution and service
      (12b-1) fees                                        1.18%(c)        1.20%       1.08%(e)         1.33%(c)(e)
   Net investment income                                   .49%(c)         .70%       1.13%(e)          .35%(c)(e)

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Based on average shares outstanding during the period.
(e) Net of management fee waiver.

    28                                     See Notes to Financial Statements
                          www.prudential.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PFSAX    74437K103
    Class B     PUFBX    74437K202
    Class C     PUFCX    74437K301
    Class Z     PFSZX    74437K400

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of May 31, 2002, were not audited and, accordingly, no auditor's opinion is expressed on them.

PRUDENTIAL (LOGO)

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PFSAX    74437K103
    Class B     PUFBX    74437K202
    Class C     PUFCX    74437K301
    Class Z     PFSZX    74437K400

MF188E2    IFS-A072560

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

                         SEMIANNUAL REPORT
                         MAY 31, 2002

PRUDENTIAL
HEALTH SCIENCES FUND

                         FUND TYPE
                         Sector stock

                         OBJECTIVE
                         Long-term capital appreciation

                         This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                         The views expressed in this report and
                         information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.

                             (LOGO)

Prudential Sector Funds, Inc.  Prudential Health Sciences Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Health Sciences Fund (the Fund) seeks to achieve long-term capital appreciation by investing at least 80% of net assets plus borrowings for investment purposes in securities of companies in the health sciences sector, such as pharmaceutical companies, biotechnology companies, medical device manufacturers, healthcare service providers, and HMOs that derive a substantial portion of their sales from healthcare-related products or services. The Fund is divided into two approximately equal portfolios. One is the Strategically Managed
Portfolio, which is actively managed and holds a relatively small number of securities in which the managers have the highest confidence.
The other is the Enhanced Index Portfolio, which consists of securities selected from those in the Standard & Poor's SuperComposite
Health Care Index (S&P SC Health Care Index or the Index). Quantitative models are used to create a sample that is representative of the Index, but which the managers believe is likely to perform better than the Index. The Fund may be affected to a greater extent by any single economic, political, or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. There can be no assurance that the Fund will achieve its investment objective.


Portfolio Composition
  Expressed as a percentage of
net assets as of 5/31/02
48.8% Pharmaceuticals
20.2  Healthcare Providers & Services
17.6  Biotechnology
 9.9  Healthcare Equipment & Supplies
 0.3  IT Consulting & Services
 0.2  Internet Software & Services
 3.0  Cash & Equivalents

Five Largest Holdings
  Expressed as a percentage of
  net assets as of 5/31/02

    8.0% Pfizer, Inc.
         Pharmaceuticals

    6.5  Johnson & Johnson
         Pharmaceuticals

    6.2  Wyeth
         Pharmaceuticals

    5.0  MedImmune, Inc.
         Biotechnology

    4.3  Merck & Co., Inc.
         Pharmaceuticals

Holdings are subject to change.

        www.prudential.com  (800) 225-1852

Semiannual Report  May 31, 2002

Cumulative Total Returns1  As of 5/31/02

                              Six Months       One Year     Since Inception2
Class A                        -19.59%         -16.98%           51.63%
Class B                        -19.95          -17.69            48.20
Class C                        -19.95          -17.69            48.20
Class Z                        -19.50          -16.80            52.85
Lipper Health/Biotechnology
Funds Avg.3                    -18.06          -18.31            34.23
S&P SC 1500 Index4              -4.03          -12.03           -15.25
S&P SC Health Care Index5      -10.39           -8.31             6.02

Average Annual Total Returns1  As of 6/30/02

                                               One Year     Since Inception2
Class A                                         -30.33%           9.53%
Class B                                         -30.66           10.04
Class C                                         -28.62           10.21
Class Z                                         -26.49           11.71

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments LLC and Lipper
Inc. The cumulative total returns do not take
into account sales charges. The average annual
total returns do take into account applicable
sales charges. The Fund charges a maximum
front-end sales charge of 5% for Class A
shares. Class B shares are subject to a
declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1%
respectively for the first six years.
Approximately seven years after purchase, Class
B shares will automatically convert to Class A
shares on a quarterly basis. Class C shares are
subject to a front-end sales charge of 1% and a
CDSC of 1% for shares redeemed within 18 months
of purchase. Class Z shares are not subject to
a sales charge or distribution and service
(12b-1) fees. The cumulative and average annual
total returns in the tables above do not
reflect the deduction of taxes that a
shareholder would pay on fund distributions or
following the redemption of fund shares.
2Inception date: Class A, B, C, and Z, 6/30/99.
3The Lipper Average is unmanaged, and is based
on the average return for all funds in each
share class for the six-month, one-year, and
since inception periods in the Lipper
Health/Biotechnology Funds category. Funds in
the Lipper Health/Biotechnology Funds Average
invest 65% of their equity portfolio in shares
of companies engaged in healthcare, medicine,
and biotechnology. 4The S&P SuperComposite (SC)
1500 Index is an unmanaged index that is a
combination of the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index),
which comprises 500 large, established,
publicly traded stocks; the S&P Mid-Cap 400
Index, which measures the performance of the
400 largest companies outside of the S&P 500
Index; and the S&P SmallCap 600 Index, which
comprises 600 small-capitalization stocks. 5The
S&P SC Health Care Index is an unmanaged
capitalization-weighted index that measures the
performance of the healthcare sector of the S&P
SC 1500 Index. Investors cannot invest directly
in an index. The returns for the Lipper
Average, S&P SC 1500 Index, and S&P SC Health
Care Index would be lower if they included the
effect of sales charges or taxes.
                                          1

(LOGO)                  July 15, 2002

DEAR SHAREHOLDER,
The Prudential Health Sciences Fund had poor performance in a difficult market during the six months ended May 31, 2002. Investors had little interest in stocks over this period, and were particularly averse to growth stocks. This cautiousness was exacerbated for research-oriented health sciences companies--drug and biotechnology firms--by several negative Food and Drug Administration (FDA) rulings and rising political attention to drug prices.

Your Fund consists of two portfolios--an
Enhanced Index Portfolio that doesn't stray far from the risk profile of the S&P SC Health Care
Index, and a Strategically Managed Portfolio that takes a more aggressive growth stance.
During this period, the Strategically Managed
Portfolio trailed the Index by a very large margin, in part because of losses on three biotechnology holdings. The return on the Fund's Enhanced Index Portfolio, which beat the
Index, played an important role in limiting the Fund's underperformance. Although the Fund trailed the Lipper Health/Biotechnology Funds Average, the decline of the overall market sector accounted for a much larger portion of its negative return.

The Fund's investment advisers account for its performance and describe their strategy for the future in the following report.

Sincerely,

David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Health Sciences Fund

Prudential Sector Funds, Inc.  Prudential Health Sciences Fund

Semiannual Report  May 31, 2002

INVESTMENT ADVISERS' REPORT

OVERVIEW
The return of your Fund was deeply affected by the changing environment for health science stocks. The FDA has been without a commissioner for a year and a half. Lacking leadership and in reaction to a few recent drug recalls, the FDA appears to have raised the bar for new drugs. New entries into existing drug categories were particularly affected because companies must now make a stronger case why an additional drug is needed. As a result, clinical and regulatory disappointments contributed significantly to the unusual volatility in the biotechnology sector during this reporting period. Share prices were very weak, particularly for companies with drugs very late in their development process where we focused the Strategically Managed Portfolio's investments.

In addition to the tighter regulatory climate, large research-oriented companies are facing tough competition from generic drug manufacturers who have more financial strength than in the past, and so are better able to challenge drug patents.
The result has been an earnings squeeze. Profit growth has been negligible, and all of the major companies, except Wyeth and Pfizer, have disappointed analysts' expectations.

There has also been a scarcity of new products in general following a robust period of new product launches a few years earlier. New gene science-derived drugs have been developing more slowly than expected. This has produced a downturn in the short-term prospects of drug companies. To compound matters, the downturn came in a generally poor market for growth stocks.
Investors were very cautious about projecting future earnings for any company. As a result, drug stocks performed particularly poorly, and biotechnology was among the market's worst performing industries.

In contrast, health service industries, such as
healthcare managers and hospitals, were among the
strongest in the market. The Fund's benchmark, the
S&P SC Health Care Index, includes both the strong
and the weak
                              3

Prudential Sector Funds, Inc.  Prudential Health Sciences Fund

Semiannual Report  May 31, 2002

industries. Nonetheless, its -10.39% return over the six-month reporting period trailed indexes for the broader market.

The Fund's Strategically Managed Portfolio was committed to biotechnology stocks where our stock selections had led to strong returns the prior two years. It trailed both the benchmark
Index and the Lipper Average this reporting period by large margins. The Fund's return was kept close to the Lipper Average by its Enhanced Index Portfolio, which beat the Index by more than one percentage point over the reporting period while keeping to its mandate of limiting deviations from the Index risk profile.

ENHANCED INDEX PORTFOLIO PERFORMED WELL
In the Enhanced Index Portfolio, we use a disciplined quantitative analysis of financial and market data to rank every stock in the Index. We then apply sophisticated risk control techniques that allow us to overweight the stocks we have identified as attractive, while limiting the risk of significant deviations from the benchmark. This process of constructing the Portfolio results in only small deviations from the Index weightings.

During this period, we modestly overweighted health services, and this added about half a percentage point to return. Within the health services area, we added value by correctly overweighting certain companies, including
Accredo Health, Aetna, Coventry Health Care,
Universal Health Services, and Mid Atlantic
Medical Services. Conversely, the Portfolio's performance was hurt by underweighting Cardinal
Health and Triad Hospitals. We also correctly underweighted certain biotechnology stocks, including Genzyme, MedImmune, and Millenium
Pharmaceuticals. This portfolio of the Fund effectively carried out its role of limiting the Fund's risk while modestly outperforming the benchmark Index.

LARGEST DETRACTORS
Sepracor and ViroPharma, two of the
Strategically Managed Portfolio's largest positions at the beginning of this reporting period, and Emisphere Technologies, to which the Fund had a smaller commitment, lost three-
          www.prudential.com  (800) 225-1852

quarters or more of their share prices over the six-month reporting period. These losses accounted for a large part of the Fund's total decline.

Sepracor was the Strategically Managed
Portfolio's largest position as we entered the period. It is a biotechnology company that specializes in techniques that can improve an effective drug already on the market by developing a version that is more effective or has fewer side effects than the original. We had anticipated FDA approval of its primary new drug Soltara, a nonsedating antihistamine that we expected to be the best in its class. The growing oral antihistamine market is already larger than $5 billion a year. Sepracor received a not-approvable letter (one that asks for more data) from the FDA because there were safe alternatives already on the market and potential risks. The issues--which were not based upon observation of any actual clinical problems--concerned effects on animals that were not observed in humans and the need for additional assurance that Soltara would not cause these effects on humans when more broadly used. Sepracor's stock fell 58% in one day.

Sepracor plans to submit the additional data to the FDA within a year. It still has an asthma treatment on the market that had $120 million in sales in 2001, and has healthy royalty streams from other antihistamines, including
Clarinex and Allegra. It has three other drugs in late-phase studies. We continue to have confidence in the company.

ViroPharma develops drugs for diseases caused by RNA viruses, including Picovir for a severe form of the common cold. The FDA sent Picovir a not-approvable letter because it might cause excessive bleeding in women taking birth control pills and might interact negatively with other drugs. We sold our holding immediately after the FDA response, but the stock dropped 59% in two days, and we were unable to avoid a substantial loss.

Prudential Sector Funds, Inc.  Prudential Health Sciences Fund

Semiannual Report  May 31, 2002

Emisphere Technologies has a method for
developing oral forms of large-molecule drugs that must currently be injected or inhaled. Its oral version of Heparin failed its Phase 3 goal of proving superior to Lovenox, but the test did validate the underlying oral-drug technology. The company has other development programs, both unpartnered and in partnership with large drug companies. One is for oral
Insulin, which would have several advantages over the injectable form. The firm has sufficient cash to continue operations, and no significant debt. Its share price fell to less than the cash per share on its balance sheet.
We have confidence that the decline was a severe over-reaction and that the stock has long-term potential.

BIOTECHNOLOGY CONSOLIDATION HELPS PORTFOLIO
Early in the reporting period, MedImmune, a quality biotechnology company, bought the
Strategically Managed Portfolio's second-largest holding, Aviron, at a premium to its market price. The new MedImmune was the Strategically Managed Portfolio's largest holding at period-end (see Comments on Largest
Holdings--Strategically Managed Portfolio). Over the reporting period, we had a substantial gain on Aviron and a loss on MedImmune, with the net contribution being a modest detraction from return. We think the acquisition was synergistic, creating a strong franchise in infectious diseases. After the end of our reporting period, the FDA required no new studies as a result of its review of MedImmune's FluMist, a nasal flu vaccine that can be used by children. The stock rose 16% at the news.

LOOKING AHEAD
A flood of negative news in the pharmaceutical and biotechnology industries led investors to substantially reduce their commitment to the sector. This has resulted in a sharp decline in valuations; many companies are selling at or below the value of the net cash on their balance sheets. Unfortunately, it is difficult to forecast the outcome of the next major event on the biotechnology calendar-- clinical data on Genentech's Avastin(TM) for breast cancer (expected in July or August).
Should it be negative, it is unlikely that biotechnology stocks can recover strongly, despite extremely depressed share prices.

       www.prudential.com  (800) 225-1852

With that in mind, the Strategically Managed
Portfolio decreased its holdings in large-cap pharmaceuticals and biotechnology, and increased its commitment to generic drugs and healthcare services, where fundamentals are solid and valuations are attractive despite the recent gains. Earnings expectations for managed healthcare companies have been on a sharply rising course since 2001.

In hindsight, we failed to avoid the bear market of the past six months in drugs and biotechnology. However, we still believe that new products for unmet medical needs are being discovered and will be approved, and that these approvals will fuel long-term growth in the sector. The business model of selling high-priced but high-value new drugs is still attractive.

Prudential Health Sciences Fund Management Team

Prudential Sector Funds, Inc.  Prudential Health Sciences Fund

Holdings expressed as a percentage of the specified portfolio

Comments on Largest Holdings--
Strategically Managed Portfolio  As of 5/31/02
---------------------------------------------------------------------
9.5%  MedImmune, Inc./Biotechnology
      We think MedImmune's acquisition of Aviron is attractive, creating a strong franchise and core competencies developing, manufacturing, and marketing products for infectious diseases. Both Synagis, MedImmune's already approved product for preventing RSV disease in infants, and Flumist, its nasal influenza vaccine, have billion-dollar potential worldwide. The company has no patent expirations in view, and has the potential to grow by 20% to 30% a year for several years.

7.9   Wyeth/Pharmaceuticals
      Wyeth (formerly American Home Products) is a drug company whose products include the estrogen-replacement drug Premarin, anti-infectives, vaccines, and treatments for cardiovascular and neurological conditions. It also markets consumer health products such as Advil, Centrum, Robitussin, and Chap Stick.
      Wyeth owns more than 40% of the biotech firm
      Immunex.

6.6   Sepracor, Inc./Biotechnology
      Sepracor improves drugs whose patents are nearing expiration with techniques that can produce a product that is more effective or has fewer side effects than the original. It normally licenses the improved product back to the developer of the original drug, but intends to market many on its own.

6.1   Forest Laboratories/Pharmaceuticals
      Forest is a specialty drug company that
      acquires products in development at larger companies and completes their development and marketing. Its new antidepressant
      Celexa has gained almost 15% of the market.
      Four other drugs are in its pipeline.
      Sales and earnings have grown very rapidly for several years.

4.4   HCA, Inc./Healthcare Providers & Services
      HCA is the largest hospital manager in the United States, operating more than 180 hospitals. A long period of pricing pressure on hospitals, with reimbursement caps that made them unprofitable, resulted in rapid industry consolidation and low share prices. The regulatory environment is now more favorable, hospital capacity is now in demand, and HCA is in a good position to raise prices. Its shares rose sharply over this reporting period.

Five Largest Holdings--Enhanced Index Portfolio     As of 5/31/02

                        Industry     % of Total Enhanced      % of S&P SC
Security                  Group       Index Market Value  Health Care Index*
Pfizer, Inc.         Pharmaceuticals          14.2%                 14.2%
Johnson & Johnson    Pharmaceuticals          12.7                  12.3
Merck & Co., Inc.    Pharmaceuticals           8.5                   8.5
Wyeth                Pharmaceuticals           4.5                   4.8
Abbott Labs          Pharmaceuticals           4.5                   4.8
*Source: Standard & Poor's, based on data retrieved by Lipper Inc.

Holdings are subject to change.

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited)

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.0%
Common Stocks  96.7%
-------------------------------------------------------------------------------------
Biotechnology  17.3%
     262,500   Amgen, Inc.(a)                                       $     12,502,875
     566,500   BioMarin Pharmaceutical, Inc.(a)                            3,280,035
     141,300   Genentech, Inc.(a)                                          5,016,150
      79,300   Gilead Sciences, Inc.(a)                                    2,827,838
      13,300   IDEC Pharmaceuticals Corp.(a)                                 570,437
      61,100   Immunex Corp.(a)                                            1,542,164
     496,510   MedImmune, Inc.(a)                                         16,146,505
      51,400   OSI Pharmaceuticals, Inc.(a)                                1,562,046
      96,800   Protein Design Labs, Inc.(a)                                1,100,616
     900,100   Sepracor, Inc.(a)                                          10,540,171
      32,300   TECHNE Corp.(a)                                             1,014,543
                                                                    ----------------
                                                                          56,103,380
-------------------------------------------------------------------------------------
Healthcare Equipment & Supplies  9.9%
      21,000   Apogent Technologies, Inc.(a)                                 522,270
      19,900   Applera Corp. - Applied Biosystems Group                      362,180
     141,000   Baxter International, Inc.                                  7,571,700
      36,000   Becton, Dickinson & Co.                                     1,353,600
       2,600   Biosite, Inc.(a)                                               77,740
      45,700   Boston Scientific Corp.(a)                                  1,272,745
      18,000   C.R. Bard, Inc.                                               991,800
      15,700   CONMED Corp.(a)                                               372,718
       5,300   Cytyc Corp.(a)                                                 86,337
       5,500   DENTSPLY International, Inc.                                  220,330
       1,200   Diagnostic Products Corp.                                      60,420
       8,400   Edwards Lifesciences Corp.(a)                                 200,088
      52,700   Guidant Corp.(a)                                            2,108,000
      15,600   Hillenbrand Industries, Inc.                                  947,700
      10,500   INAMED Corp.(a)                                               340,725
       4,900   Invacare Corp.                                                185,024
      35,000   Kyphon, Inc.(a)                                               654,500
     112,472   Medtronic, Inc.                                             5,190,583
      13,000   Noven Pharmaceuticals, Inc.(a)                                345,930

    See Notes to Financial Statements                                      9

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
     100,000   Ocular Sciences, Inc.(a)                             $      2,814,000
       2,200   PolyMedica Corp.(a)                                            79,244
      27,000   Respironics, Inc.(a)                                          939,060
      14,200   St. Jude Medical, Inc.(a)                                   1,198,480
      35,900   STERIS Corp.(a)                                               759,285
      38,800   Stryker Corp.                                               2,116,928
       3,400   Sybron Dental Specialties, Inc.(a)                             76,500
      28,900   Theragenics Corp.(a)                                          247,095
       1,400   VISX, Inc.(a)                                                  19,110
      22,620   Zimmer Holdings, Inc.(a)                                      791,247
                                                                    ----------------
                                                                          31,905,339
-------------------------------------------------------------------------------------
Healthcare Providers & Services  20.2%
         500   AdvancePCS(a)                                                  11,900
      35,000   Aetna, Inc.                                                 1,674,750
      88,900   AmerisourceBergen Corp.                                     6,853,301
      38,200   Anthem, Inc.(a)                                             2,708,380
         500   Apria Healthcare Group, Inc.(a)                                11,835
      34,000   Cardinal Health, Inc.                                       2,259,640
      15,100   CIGNA Corp.                                                 1,601,355
     105,900   Community Health Care(a)                                    3,117,696
      22,400   Coventry Health Care, Inc.(a)                                 695,520
      25,000   Express Scripts, Inc.(a)                                    1,321,250
     206,700   HCA, Inc.                                                  10,155,171
      29,000   Health Management Associates, Inc.(a)                         597,110
      28,000   Health Net, Inc.(a)                                           810,600
      58,300   HEALTHSOUTH Corp.(a)                                          824,945
      12,100   Henry Schein, Inc.(a)                                         599,918
         300   Hooper Holmes, Inc.                                             2,625
      18,200   Humana, Inc.(a)                                               277,004
       3,000   IMS Health, Inc.                                               63,150
       7,400   Lincare Holdings, Inc.(a)                                     219,632
      15,200   Manor Care, Inc.(a)                                           393,680
      20,200   McKesson Corp.                                                757,500
      12,700   Mid Atlantic Medical Services, Inc.(a)                        456,057
      13,300   Owens & Minor, Inc.                                           250,838
      17,200   Oxford Health Plans, Inc.(a)                                  829,040

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      15,600   PacifiCare Health Systems, Inc.(a)                   $        432,744
      89,700   Quest Diagnostics, Inc.(a)                                  7,841,574
       2,900   Renal Care Group, Inc.(a)                                      97,759
       3,200   Rural/Metro Corp.(a)                                           14,368
      13,100   Sierra Health Services, Inc.(a)                               245,625
      26,700   Syncor International Corp.(a)                                 829,035
     114,200   Tenet Healthcare Corp.(a)                                   8,507,900
      73,300   Triad Hospitals, Inc.(a)                                    3,312,427
      28,900   UnitedHealth Group, Inc.                                    2,624,120
      23,300   Universal Health Services, Inc.(a)                          1,156,146
      36,300   US Oncology, Inc.(a)                                          313,995
     600,000   Vasogen, Inc. (Canada)(a)                                   1,727,803
      23,000   Wellpoint Health Networks, Inc.(a)                          1,705,680
                                                                    ----------------
                                                                          65,302,073
-------------------------------------------------------------------------------------
Internet Software & Services  0.2%
     139,100   Allscripts Healthcare Solutions, Inc.(a)                      617,604
-------------------------------------------------------------------------------------
IT Consulting & Services  0.3%
      36,500   Priority Healthcare Corp., Class B(a)                         925,640
-------------------------------------------------------------------------------------
Pharmaceuticals  48.8%
     294,200   Abbott Laboratories                                        13,974,500
     137,800   Adolor Corp.(a)                                             1,903,018
     113,800   Allergan, Inc.                                              7,180,780
     248,900   Alpharma, Inc. Class A                                      5,139,785
     221,800   Bristol-Myers Squibb Co.                                    6,902,416
     108,300   Eli Lilly & Co.                                             7,007,010
     461,800   Emisphere Technologies, Inc.(a)                             2,295,146
     124,000   Eon Labs, Inc.(a)                                           1,984,000
     139,900   Forest Laboratories, Inc.(a)                               10,328,817
      17,400   ICN Pharmaceuticals, Inc.                                     487,722
      53,800   InterMune, Inc.(a)                                          1,439,150
     341,564   Johnson & Johnson                                          20,954,952
      13,966   King Pharmaceuticals, Inc.(a)                                 377,780
      12,200   Medicis Pharmaceutical Corp.(a)                               565,470
     245,000   Merck & Co., Inc.                                          13,989,500
         700   MGI Pharma, Inc.(a)                                             5,572

    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      26,800   Mylan Laboratories, Inc.                             $        829,192
     742,750   Pfizer, Inc.                                               25,699,150
     177,865   Pharmacia Corp.                                             7,681,989
     148,000   Schering-Plough Corp.                                       3,914,600
       3,340   Shire Pharmaceuticals Group PLC (ADR) (United
                Kingdom)(a)                                                   91,483
      98,300   Trimeris, Inc.(a)                                           4,793,108
     361,300   Wyeth                                                      20,052,150
                                                                    ----------------
                                                                         157,597,290
                                                                    ----------------
               Total common stocks                                       312,451,326
                                                                    ----------------
PREFERRED STOCK  0.3%
     200,000   Geneva Proteomics, Inc. (Switzerland)(a)(b)(c)
                (cost $1,100,000; purchased 7/7/00)                        1,100,000
                                                                    ----------------
               Total long-term investments (cost $320,796,610)           313,551,326
                                                                    ----------------
SHORT-TERM INVESTMENTS  2.9%
-------------------------------------------------------------------------------------
Investment Company  2.8%
   8,856,867   Prudential Core Investment Fund--Taxable Money
                Market Series                                              8,856,867
Principal
Amount
(000)
-------------------------------------------------------------------------------------
U.S. Government Securities  0.1%
               United States Treasury Bills,
$        100   1.62%, 6/27/02                                                 99,845
         300   1.76%, 6/27/02                                                299,606
                                                                    ----------------
               Total U.S. government securities                              399,451
                                                                    ----------------
               Total short-term investments (cost $9,256,382)              9,256,318
                                                                    ----------------

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

Contracts     Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
OUTSTANDING OPTION PURCHASED
Call Option
       100    Biogen June 2002, expiring 6/22/02 @ 45 (cost
               $37,300)                                            $        101,000
                                                                   ----------------
              Total Investments, Before Outstanding Option
               Written  99.9%
               (cost $330,090,292; Note 5)                              322,908,644
                                                                   ----------------
OUTSTANDING OPTION WRITTEN
Call Option
     (100)    Biogen June 2002, expiring 6/22/02 @ 40
               (premiums received $16,699)                                  (51,000)
                                                                   ----------------
              Total Investments, Net of Outstanding Option
               Written  99.9%
               (cost $330,073,593)                                      322,857,644
              Other assets in excess of liabilities  0.1%                   359,156
                                                                   ----------------
              Net Assets  100%                                     $    323,216,800
                                                                   ----------------
                                                                   ----------------

------------------------------
(a) Non-income producing securities.
(b) Fair-valued security.
(c) Indicates a restricted security; the cost of such security is $1,100,000. The value of $1,100,000 is approximately 0.3% of net assets at May 31, 2002.
ADR--American Depository Receipt.
PLC--Public Limited Company.
    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                    May 31, 2002
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $330,090,292)                           $322,908,644
Receivable for investments sold                                        3,798,091
Dividends and interest receivable                                        317,881
Receivable for Fund shares sold                                          292,232
Other assets                                                               1,071
                                                                    ------------
      Total assets                                                   327,317,919
                                                                    ------------
LIABILITIES
Payable for investments purchased                                      1,931,532
Payable for Fund shares repurchased                                    1,480,533
Distribution fees payable                                                213,231
Management fee payable                                                   210,903
Accrued expenses                                                         171,803
Outstanding options written (premiums received $16,699)                   51,000
Payable to custodian                                                      42,117
                                                                    ------------
      Total liabilities                                                4,101,119
                                                                    ------------
NET ASSETS                                                          $323,216,800
                                                                    ------------
                                                                    ------------
Net assets were comprised of:
   Common stock, at par                                             $    276,718
   Paid-in capital in excess of par                                  353,684,758
                                                                    ------------
                                                                     353,961,476
   Net investment loss                                                (1,788,514)
   Accumulated net realized loss on investments and foreign
      currency transactions                                          (21,740,234)
   Net unrealized depreciation on investments and foreign
      currencies                                                      (7,215,928)
                                                                    ------------
Net assets, May 31, 2002                                            $323,216,800
                                                                    ------------
                                                                    ------------

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    May 31, 2002
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($72,585,407 /
      6,106,096 shares of common stock issued and outstanding)            $11.89
   Maximum sales charge (5% of offering price)                               .63
                                                                    ------------
   Maximum offering price to public                                       $12.52
                                                                    ------------
                                                                    ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($165,013,943 / 14,244,576 shares of common stock issued
      and outstanding)                                                    $11.58
                                                                    ------------
                                                                    ------------
Class C:
   Net asset value and redemption price per share ($62,319,991 /
      5,379,521 shares of common stock issued and outstanding)            $11.58
   Sales charge (1% of offering price)                                       .12
                                                                    ------------
   Offering price to public                                               $11.70
                                                                    ------------
                                                                    ------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($23,297,459 / 1,941,576 shares of common stock issued and
      outstanding)                                                        $12.00
                                                                    ------------
                                                                    ------------

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                    May 31, 2002
--------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding tax of $80)                $  1,467,103
   Interest                                                              246,735
                                                                    ------------
      Total income                                                     1,713,838
                                                                    ------------
Expenses
   Management fee                                                      1,458,956
   Distribution fee--Class A                                             107,750
   Distribution fee--Class B                                             979,721
   Distribution fee--Class C                                             385,812
   Transfer agent's fees and expenses                                    363,000
   Custodian's fees and expenses                                          73,000
   Reports to shareholders                                                57,000
   Registration fees                                                      31,000
   Legal fees and expenses                                                17,000
   Audit fee                                                              14,000
   Directors' fees                                                         7,000
   Miscellaneous                                                           7,233
                                                                    ------------
      Total operating expenses                                         3,501,472
Interest expense (Note 2)                                                    144
                                                                    ------------
      Total expenses                                                   3,501,616
                                                                    ------------
Net investment loss                                                   (1,787,778)
                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                           (18,950,623)
   Foreign currency transactions                                         (11,373)
                                                                    ------------
                                                                     (18,961,996)
                                                                    ------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                       (63,043,409)
   Short sales                                                           163,131
   Written options                                                       (34,301)
   Foreign currencies                                                         15
                                                                    ------------
                                                                     (62,914,564)
                                                                    ------------
Net loss on investments and foreign currencies                       (81,876,560)
                                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(83,664,338)
                                                                    ------------
                                                                    ------------

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Changes in Net Assets (Unaudited)

                                                 Six Months           Year
                                                   Ended              Ended
                                                May 31, 2002    November 30, 2001
---------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment loss                          $ (1,787,778)     $  (4,174,937)
   Net realized gain (loss) on investments
      and foreign currency transactions          (18,961,996)        29,698,832
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currencies                         (62,914,564)       (29,520,914)
                                                ------------    -----------------
   Net decrease in net assets resulting from
      operations                                 (83,664,338)        (3,997,019)
                                                ------------    -----------------
Distributions:
   Distributions from net realized gains
      Class A                                     (4,771,936)       (16,243,229)
      Class B                                    (11,328,369)       (37,148,258)
      Class C                                     (4,540,124)       (15,531,365)
      Class Z                                     (1,648,500)        (5,182,158)
                                                ------------    -----------------
                                                 (22,288,929)       (74,105,010)
                                                ------------    -----------------
Fund share transactions (Net of share
conversions)
   Net proceeds from shares sold                  39,294,252        125,442,307
   Net asset value of shares issued in
      reinvestment of distributions               21,366,532         71,109,521
   Cost of shares reacquired                     (58,135,547)      (137,504,979)
                                                ------------    -----------------
   Net increase in net assets from Fund share
      transactions                                 2,525,237         59,046,849
                                                ------------    -----------------
Total decrease                                  (103,428,030)       (19,055,180)
NET ASSETS
Beginning of period                              426,644,830        445,700,010
                                                ------------    -----------------
End of period                                   $323,216,800      $ 426,644,830
                                                ------------    -----------------
                                                ------------    -----------------

    See Notes to Financial Statements                                     17

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited)

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Prudential Financial Services Fund, Prudential Utility Fund, Prudential Technology Fund and Prudential Health Sciences Fund (the 'Fund'). The financial statements of the other Portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999. The Fund is non-diversified and its investment objective is long-term capital appreciation which is sought by investing primarily in equity-related securities of U.S. companies engaged in the drug, healthcare, medicine, medical device and biotechnology group of industries.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager and subadviser.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
    18

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      (i) market value of investment securities, other assets and liabilities at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net realized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at six month-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.
                                                                          19

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written options.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Portfolio level.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Portfolio in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
    20

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. ('PIM') and Jennison Associates LLC ('Jennison'). Each subadviser furnishes investment advisory services in connection with the management of a portion of the investment portfolio of the Fund. PI pays for the services of PIM and Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .75% of the Fund's average daily net assets.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended May 31, 2002.

      PIMS has advised the Fund that it received approximately $75,800 and $31,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended May 31, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended May 31, 2002, it received approximately $273,400 and $19,200 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PI, PIM, PIMS and Jennison are indirect wholly owned subsidiaries of Prudential Financial, Inc. ('Prudential').
                                                                          21

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The Company, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended May 31, 2002, the amounts of the commitment were as follows: $930 million from December 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003.

      The Fund utilized the line of credit during the six months ended May 31, 2002. The average daily balance for the three days the Fund had debt outstanding during the period was approximately $294,000 at a weighted average interest rate of approximately 2.353%.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Company's transfer agent. During the six months ended May 31, 2002, the Fund incurred fees of approximately $304,000 for the services of PMFS. As of May 31, 2002, approximately $50,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund pays networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the period was $56,889 and is included in transfer agent's fees and expenses in the statement of operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended May 31, 2002 were $204,735,863 and $225,489,562, respectively.
    22

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 5. Tax Information
The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of May 31, 2002 were as follows:

                                                         Net
  Tax Basis                                           Unrealized
of Investments     Appreciation     Depreciation     Depreciation
--------------     ------------     ------------     ------------
 $ 330,276,048     $ 30,743,741     $ 38,212,145      $ 7,468,404

      Transactions in options written during the period ended May 31, 2002, was as follows:
                              Contracts         Premium
                              ----------       ----------
Balance as of
  November 30, 2001                   0                0
  Options written                   100         $ 16,699
  Options expired                     0                0
                              ----------       ----------
Options outstanding at
  May 31, 2002                      100         $ 16,699
                              ----------       ----------
                              ----------       ----------

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 400 million shares of $.01 par value per share common stock authorized, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.
                                                                          23

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended May 31, 2002:
Shares sold                                                      914,777    $ 12,693,731
Shares issued in reinvestment of distributions                   313,120       4,551,152
Shares reacquired                                             (1,137,016)    (15,289,453)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      90,881       1,955,430
Shares issued upon conversion from Class B                       111,926       1,601,410
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    202,807    $  3,556,840
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2001:
Shares sold                                                    2,117,197    $ 32,183,447
Shares issued in reinvestment of distributions                   995,497      15,588,289
Shares reacquired                                             (2,975,102)    (42,880,794)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     137,592       4,890,942
Shares issued upon conversion from Class B                       465,333       7,113,267
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    602,925    $ 12,004,209
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Six months ended May 31, 2002:
Shares sold                                                    1,000,584    $ 13,713,983
Shares issued in reinvestment of distributions                   756,849      10,760,979
Shares reacquired                                             (1,458,595)    (19,220,651)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     298,838       5,254,311
Shares reacquired upon conversion into Class A                  (114,527)     (1,601,410)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    184,311    $  3,652,901
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2001:
Shares sold                                                    3,396,667    $ 50,876,411
Shares issued in reinvestment of distributions                 2,287,490      35,341,206
Shares reacquired                                             (3,316,764)    (48,457,671)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   2,367,393      37,759,946
Shares reacquired upon conversion into Class A                  (472,477)     (7,113,267)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,894,916    $ 30,646,679
                                                              ----------    ------------
                                                              ----------    ------------

    24

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended May 31, 2002:
Shares sold                                                      322,904    $  4,465,800
Shares issued in reinvestment of distributions                   310,933       4,429,148
Shares reacquired                                               (934,179)    (12,345,238)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (300,342)   $ (3,450,290)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2001:
Shares sold                                                    1,278,413    $ 19,172,691
Shares issued in reinvestment of distributions                   977,360      15,103,345
Shares reacquired                                             (1,692,346)    (24,636,669)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    563,427    $  9,639,367
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Six months ended May 31, 2002:
Shares sold                                                      588,221    $  8,420,738
Shares issued in reinvestment of distributions                   110,620       1,625,253
Shares reacquired                                               (820,609)    (11,280,205)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (121,768)   $ (1,234,214)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2001:
Shares sold                                                    1,512,595    $ 23,209,758
Shares issued in reinvestment of distributions                   322,779       5,076,681
Shares reacquired                                             (1,446,101)    (21,529,845)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    389,273    $  6,756,594
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          25

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights (Unaudited)

                                                                              Class A
                                                   -------------------------------------------------------------
                                                                           Year Ended
                                                     Six Months           November 30,         June 30, 1999(b)
                                                        Ended          -------------------          Through
                                                    May 31, 2002        2001        2000       November 30, 1999
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 15.62         $ 18.51     $ 10.86          $ 10.00
                                                   ---------------     -------     -------         --------
Income from investment operations
Net investment loss                                       (.03)           (.01)       (.01)(d)         (.02)(d)
Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                          (2.89)            .10        7.81              .88
                                                   ---------------     -------     -------         --------
      Total from investment operations                   (2.92)            .09        7.80              .86
                                                   ---------------     -------     -------         --------
Less distributions:
Distributions from net realized gains                     (.81)          (2.98)       (.15)              --
                                                   ---------------     -------     -------         --------
Net asset value, end of period                         $ 11.89         $ 15.62     $ 18.51          $ 10.86
                                                   ---------------     -------     -------         --------
                                                   ---------------     -------     -------         --------
TOTAL RETURN(a):                                        (19.59)%           .76%      72.32%            8.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $72,585         $92,196     $98,129          $36,646
Average net assets (000)                               $86,437         $94,702     $59,890          $32,032
Ratios to average net assets:
   Operating expenses, including distribution
      and service (12b-1) fees                            1.29%(c)        1.29%       1.10%(d)         1.59%(c)(d)
   Operating expenses, excluding distribution
      and service (12b-1) fees                            1.04%(c)        1.04%        .85%(d)         1.34%(c)(d)
   Net investment loss                                    (.41)%(c)       (.49)%      (.13)%(d)         (.43)%(c)(d)
For Class A, B, C and Z shares:
Portfolio turnover rate                                     55%             94%        138%              61%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    26                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                               Class B
                                                   ---------------------------------------------------------------
                                                                            Year Ended
                                                     Six Months            November 30,          June 30, 1999(b)
                                                        Ended          ---------------------          Through
                                                    May 31, 2002         2001         2000       November 30, 1999
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $   15.30        $  18.31     $  10.83          $ 10.00
                                                   ---------------     --------     --------         --------
Income from investment operations
Net investment loss                                        (.08)           (.21)        (.11)(d)         (.05)(d)
Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                           (2.83)            .18         7.74              .88
                                                   ---------------     --------     --------         --------
      Total from investment operations                    (2.91)           (.03)        7.63              .83
                                                   ---------------     --------     --------         --------
Less distributions:
Distributions from net realized gains                      (.81)          (2.98)        (.15)              --
                                                   ---------------     --------     --------         --------
Net asset value, end of period                        $   11.58        $  15.30     $  18.31          $ 10.83
                                                   ---------------     --------     --------         --------
                                                   ---------------     --------     --------         --------
TOTAL RETURN(a):                                         (19.95)%           .06%       70.85%            8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                       $ 165,014        $215,087     $222,772          $89,061
Average net assets (000)                              $ 196,483        $207,806     $156,579          $74,448
Ratios to average net assets:
   Operating expenses, including distribution
      and service (12b-1) fees                             2.04%(c)        2.04%        1.85%(d)         2.34%(c)(d)
   Operating expenses, excluding distribution
      and service (12b-1) fees                             1.04%(c)        1.04%         .85%(d)         1.34%(c)(d)
   Net investment loss                                    (1.16)%(c)      (1.24)%       (.87)%(d)        (1.20)%(c)(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    See Notes to Financial Statements                                     27

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                              Class C
                                                   -------------------------------------------------------------
                                                                           Year Ended
                                                     Six Months           November 30,         June 30, 1999(b)
                                                        Ended          -------------------          Through
                                                    May 31, 2002        2001        2000       November 30, 1999
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 15.30         $ 18.31     $ 10.83          $ 10.00
                                                   ---------------     -------     -------         --------
Income from investment operations
Net investment loss                                       (.09)           (.22)       (.12)(d)         (.05)(d)
Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                          (2.82)            .19        7.75              .88
                                                   ---------------     -------     -------         --------
      Total from investment operations                   (2.91)           (.03)       7.63              .83
                                                   ---------------     -------     -------         --------
Less distributions:
Distributions from net realized gains                     (.81)          (2.98)       (.15)              --
                                                   ---------------     -------     -------         --------
Net asset value, end of period                         $ 11.58         $ 15.30     $ 18.31          $ 10.83
                                                   ---------------     -------     -------         --------
                                                   ---------------     -------     -------         --------
TOTAL RETURN(a):                                        (19.95)%           .06%      70.85%            8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $62,320         $86,887     $93,698          $46,551
Average net assets (000)                               $77,374         $86,176     $69,491          $41,090
Ratios to average net assets:
   Operating expenses, including distribution
      and service (12b-1) fees                            2.04%(c)        2.04%       1.85%(d)         2.34%(c)(d)
   Operating expenses, excluding distribution
      and service (12b-1) fees                            1.04%(c)        1.04%        .85%(d)         1.34%(c)(d)
   Net investment loss                                   (1.16)%(c)      (1.23)%      (.87)%(d)        (1.18)%(c)(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    28                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                              Class Z
                                                   -------------------------------------------------------------
                                                                           Year Ended
                                                     Six Months           November 30,         June 30, 1999(b)
                                                        Ended          -------------------          Through
                                                    May 31, 2002        2001        2000       November 30, 1999
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $ 15.74         $ 18.58     $ 10.88          $ 10.00
                                                   ---------------     -------     -------          -------
Income from investment operations
Net investment income (loss)                                --(e)          .04         .01(d)          (.01)(d)
Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                         (2.93)             .10        7.84              .89
                                                   ---------------     -------     -------          -------
      Total from investment operations                  (2.93)             .14        7.85              .88
                                                   ---------------     -------     -------          -------
Less distributions:
Distributions from net realized gains                    (.81)           (2.98)       (.15)              --
                                                   ---------------     -------     -------          -------
Net asset value, end of period                         $ 12.00         $ 15.74     $ 18.58          $ 10.88
                                                   ---------------     -------     -------          -------
                                                   ---------------     -------     -------          -------
TOTAL RETURN(a):                                        (19.50)%          1.14%      72.55%            8.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $23,297         $32,475     $31,101          $ 8,381
Average net assets (000)                               $29,830         $30,209     $17,429          $ 6,932
Ratios to average net assets:
   Operating expenses, including distribution
      and service (12b-1) fees                            1.04%(c)        1.04%        .85%(d)         1.34%(c)(d)
   Operating expenses, excluding distribution
      and service (12b-1) fees                            1.04%(c)        1.04%        .85%(d)         1.34%(c)(d)
   Net investment income (loss)                           (.16)%(c)       (.25)%       .12%(d)         (.20)%(c)(d)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
(e) Less than $0.005 per share.
    See Notes to Financial Statements                                     29

Prudential Sector Funds, Inc.  Prudential Health Sciences Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
-------------------------------------------------
Stock Funds
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

           www.prudential.com  (800) 225-1852

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Prudential National Municipals Fund, Inc.

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Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
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Special Money Market Fund, Inc.*
  Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
-----------------------------------------------------
Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
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Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
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      Large Capitalization Value Fund
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      Small Capitalization Growth Fund
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      Small Capitalization Value Fund
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      Total Return Bond Fund

Strategic Partners Opportunity Funds
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Special Money Market Fund, Inc.*
  Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with Prudential mutual funds.

Prudential Sector Funds, Inc.  Prudential Health Sciences Fund

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

         www.prudential.com  (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment
Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential Sector Funds, Inc.  Prudential Health Sciences Fund

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable.
Should you have any questions, you may want to consult a tax adviser.

         www.prudential.com  (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange
Commission. Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years
(whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund.
Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an index.

Prudential Sector Funds, Inc.  Prudential Health Sciences Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered representative.
Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction.
There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

         www.prudential.com  (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq      CUSIP
  Class A       PHLAX     74437K509
  Class B       PHLBX     74437K608
  Class C       PHLCX     74437K707
  Class Z       PHSZX     74437K806

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of May 31, 2002, were not audited and, accordingly, no auditor's opinion is expressed on them.

Fund Symbols    Nasdaq      CUSIP
  Class A       PHLAX     74437K509
  Class B       PHLBX     74437K608
  Class C       PHLCX     74437K707
  Class Z       PHSZX     74437K806

MF188E4  IFS-A072558

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

                                                 SEMIANNUAL REPORT
                                                 MAY 31, 2002

PRUDENTIAL
TECHNOLOGY FUND

FUND TYPE
Sector stock

OBJECTIVE
Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                 PRUDENTIAL (LOGO)

Prudential Sector Funds, Inc.    Prudential Technology Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Technology Fund (the Fund) seeks to achieve long-term capital appreciation by investing at least 80% of net assets plus borrowings for investment purposes in securities of companies that its investment advisers expect will derive a substantial portion of their sales from products or services in technology and technology-related activities in the computer, electronic, and electronic equipment industries. The Fund is divided into two approximately equal portfolios. One is the Strategically Managed Portfolio, which is actively managed and holds a relatively small number of securities in which the managers have the highest confidence. The other is the Enhanced Index
Portfolio, which is broadly diversified
among securities primarily selected
from those in the Standard & Poor's
SuperComposite Technology Index (S&P SC
Technology Index or the index). This
Portfolio focuses on outperforming the Index while maintaining similar industry exposures and risk characteristics. The Fund may be affected to a greater extent by any single economic, political, or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of
net assets as of 5/31/02
        23.2%   Semiconductor Equipment & Products
        21.9    Software
        12.4    Computers & Peripherals
        10.4    Media
         7.6    Communications Equipment
         3.8    Commercial Services & Supplies
         3.8    Electronic Equipment & Instruments
         3.1    IT Consulting & Services
         2.5    Internet & Catalog Retail
         9.2    Other
         2.1    Cash & Equivalents

Five Largest Holdings

Expressed as a percentage of
net assets as of 5/31/02
    9.4%   Microsoft Corp.
           Software
    6.8    Intel Corp.
           Semiconductor Equipment & Products
    4.1    International Business Machines Corp.
           Computers & Peripherals
    3.5    Cisco System, Inc.
           Communications Equipment
    3.2    Hewlett-Packard Co.
           Computers & Peripherals

Holdings are subject to change.

                                www.prudential.com    (800) 225-1852

Semiannual Report    May 31, 2002

Cumulative Total Returns1                              As of 5/31/02

                                          Six Months   One Year    Since Inception2
Class A                                    -17.96%     -30.12%     -34.09% (-34.43)
Class B                                    -18.30      -30.60      -35.50  (-35.84)
Class C                                    -18.30      -30.60      -35.50  (-35.84)
Class Z                                    -17.84      -29.86      -33.56  (-33.90)
Lipper Science & Technology Funds Avg.3    -22.88      -36.90          -41.32
S&P SC 1500 Index4                          -4.03      -12.03          -15.25
S&P SC Technology Index5                   -21.93      -26.47          -46.28

Average Annual Total Returns1                            As of 6/30/02

                  One Year    Since Inception2
    Class A        -43.09%    -18.29% (-18.45)
    Class B        -43.57     -18.00  (-18.17)
    Class C        -41.78     -17.79  (-17.96)
    Class Z        -39.91     -16.68  (-16.84)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years.
Approximately seven years after purchase,
Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class
Z shares are not subject to a sales charge or distribution and service (12b-1) fees.
The cumulative and average annual total
returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses.
2Inception date: Class A, B, C, and Z,
6/30/99. 3The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the six-month, one-year, and since inception periods in the Lipper Science & Technology Funds category.
Funds in the Lipper Science & Technology
Funds Average invest 65% of their equity portfolios in science and technology stocks.
4The Standard & Poor's SuperComposite (S&P
SC) 1500 Index is an unmanaged index that is a combination of the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index), which comprises 500 large, established, publicly traded stocks; the S&P Mid-Cap 400
Index, which measures the performance of the 400 largest companies outside of the S&P 500
Index; and the S&P SmallCap 600 Index, which comprises 600 small-capitalization stocks.
5The S&P SC Technology Index is an unmanaged capitalization-weighted index that measures the performance of the technology sector of the S&P SC 1500 Index.

Investors cannot invest directly in an
index.

The returns for the Lipper Average, S&P SC
1500 Index, and S&P SC Technology Index
would be lower if they included the effect
of sales charges or taxes.
                                          1

PRUDENTIAL (LOGO)              July 15, 2002

DEAR SHAREHOLDER,
The Prudential Technology Fund invests in a market sector that saw huge gains in share prices late in the 1990s and losses of similar magnitude over the past few years.
The steep decline of the sector continued during the Fund's six-month reporting period ended May 31, 2002 Despite a substantial loss, the Fund's relative performance (its return compared with the sector overall and with the performance of similar funds) was good.

The Fund's peers, as represented by the
Lipper Science & Technology Fund5 Average, trailed the benchmark S&P SC Technology
Index slightly, but the Fund's return was about four percentage points above its benchmark. Its investment advisers turned in a competitive performance, which may be some consolation, given the very poor environment for the sector.

Most of the Fund's advantage came because the advisers of its Strategically Managed
Portfolio minimized its exposure to the very largest core technology companies, and focused instead on smaller technology-oriented companies in industries such as healthcare and media.
The Fund's Enhanced Index Portfolio (the half of its assets that are managed to reflect the general risk characteristics of the S&P SC Technology Index) also outperformed the Index. In their report on the following pages, the Fund's advisers describe their strategies and how those strategies affected the reporting period's return.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,



David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Technology Fund

Prudential Sector Funds, Inc.    Prudential Technology Fund

Semiannual Report    May 31, 2002

INVESTMENT ADVISERS' REPORT

OVERVIEW--TECHNOLOGY SPENDING REMAINED LOW
The epicenter of the recent economic
recession was corporate capital investment, particularly investment in technical products and services. During the six months ended May 31, 2002, overall economic activity in the United States and other regions of the world began to recover.
However, corporate profitability improved at a much slower pace than sales and production. In order to raise their profit margins, many companies continued to downsize, closing plants and reducing head counts. Since much of the spending on technology goes for the equipment and software used by individual employees-- enterprise software contracts, for example, usually charge per user--the businesses of many technology companies will not improve until there is a recovery in corporate manpower. This is the backdrop to the continuing decline of technology stocks.

Against this background, the Fund's
Strategically Managed Portfolio held up much better than the sector as a whole by reducing its exposure to the large firms that are most dependent on corporate head count recovery. The S&P SC Technology Index is dominated by very large companies--the three largest companies by market capitalization
(the value of all outstanding stock at
current market prices) account for more than a third of the total capitalization of the Index and for eight percentage points of its decline. The largest fifth of the firms accounted for 86% of the total capitalization of the Index. In contrast, just 55% of the Strategically Managed Portfolio was invested in this group. This shift in the Portfolio's focus was the primary reason the Fund outperformed the Index. Unfortunately, the change occurred during the six-month reporting period, so large firms such as Oracle, Microsoft, and Sun Microsystems still had a significant negative impact. Of these, only Microsoft remained in the Portfolio at period-end.

Prudential Sector Funds, Inc.    Prudential Technology Fund

Semiannual Report    May 31, 2002

THE ENHANCED INDEX PORTFOLIO
In the Enhanced Index Portfolio, we use a disciplined quantitative analysis of financial and market data to rank every stock in the Index. We then apply sophisticated risk control techniques that allow us to overweight the stocks we have identified as attractive while limiting the risk of significant deviations from the benchmark. This process of constructing the Portfolio results in only small deviations from the Index weightings for individual positions or industry groups.

We correctly underweighted certain network-related stocks such as JDS Uniphase (optical fiber technology), Nortel Networks (optical fiber and wireless networks), and CIENA
(multiplexing equipment that increases the capacity of optical fiber networks). We correctly overweighted certain technology-based services such as Barra (financial data and analysis), Sabre Holdings (travel reservations), First Data (money transfer services), Acxiom (management of customer and marketing data), and Avanti (software for computer chip/circuit design). Because of many such small deviations from the Index weights, the Portfolio outperformed the
Index by more than a percentage point.

GEMSTAR'S PATENTS QUESTIONED
In addition to the large suppliers of
enterprise technology that we discussed
previously, the Strategically Managed
Portfolio was hurt by its investment in
Gemstar-TV Guide International. Gemstar has a patented electronic program guide that drives a highly trafficked website and can be a part of systems that combine program searches with one-click programming of video recorders. The stock declined substantially when another firm mounted a legal challenge to Gemstar's patents. We sold our position and bought it back at a lower price.
Gemstar's earnings were hurt by the cost of defending its patent, but it had solid revenue streams from licensing its technology and from advertising. A negative court decision after the end of the Fund's reporting period was a setback, but we think it will be appealed and that Gemstar's patents ultimately will hold. We expect its share price to recover as this becomes clear.

                                   www.prudential.com    (800) 225-1852

WE BACKED OFF A FEW POSITIONS
The Strategically Managed Portfolio also had sizable drops in the share prices of VeriSign, Symbol Technologies, and Protein
Design Labs. We sold the first two because their prices reflected growth expectations that do not seem reasonable in the current economic environment. We kept Protein Design
Labs, which develops monoclonal antibodies to prevent and treat many disorders, including autoimmune diseases and cancer.
The stock fell in part because of setbacks on some products in its pipeline. However, it is in sound financial condition, with cash on hand and continuing royalty streams from products already on the market, including
Zenapax, a treatment to fight kidney transplant rejection that is licensed to Roche.

WE TOOK PROFITS, BUT STAYED IN THE BUSINESS
Express Scripts, a pharmacy benefits
manager, made the largest single
contribution to the Strategically Managed
Portfolio's return. It provides a mail-order drug benefit management service that is relatively immune to changes in the economy.
People get sick in good times and bad, and Express Scripts reduces the cost of providing them with medications that they need to take over prolonged time periods.
However, we took all of our profits on the Portfolio's position and purchased rival
Caremark instead. Caremark is similar to Express Scripts, but is more tightly focused on its core capabilities.

LOOKING FOR "BEST OF BREED" BUSINESSES
Some of the Strategically Managed
Portfolio's positions have been appreciating rapidly. By and large, these are dominant companies in niche businesses, and they have skilled and efficient management.

<BUL> Multimedia software designer Adobe Systems
      is benefiting from the success of Photoshop
      7.0. Acrobat remains the web standard for business communication, and Adobe's de facto ownership of the market is translating into long-term earnings growth.

Prudential Sector Funds, Inc.    Prudential Technology Fund

Semiannual Report    May 31, 2002

<BUL> Integrated Device Technology makes the
      high-speed chips that are used in
      telecommunication and networking devices.
      It has been positively affected by recent orders from Cisco Systems, its largest client. Integrated's dominant position in its niche market should produce sustainable earnings growth when business investment recovers.

<BUL> Retek, a company that uses Internet
      technology for automated supply-chain
      management (improving the efficiency of a firm's use of suppliers), has an excellent business model.

<BUL> Online retailer Amazon.com is nearing
      profitability and is beginning to enjoy
      economies of scale. Amazon is multiplying the benefit of its well-accepted e-commerce platform by partnering with established brick and mortar retailers such as Toys "R"
      Us, Borders, and Target. These contracts can provide margins upward of 60%.

Contributors of smaller gains included
International Rectifier and The Interpublic
Group of Companies (see Comments on Largest
Holdings--Strategically Managed Portfolio for both).

LOOKING AHEAD
The market for technology stocks continues to be difficult because many investors are adopting a "shoot first, think later" attitude toward the bad news that's streaming from the sector, causing frequent massive intraday share price declines.
Corporate managers are cautious and
unwilling to commit to significant capital spending because they continue to have difficulty predicting their earnings with any confidence. In response, we are hedging the Fund's Strategically Managed Portfolio by placing a portion in the stocks of companies that are less dependent on a revival of large capital investment projects. Nonetheless, we believe corporate profits and capital spending will recover eventually.

                          www.prudential.com    (800) 225-1852

The technology sector continually reinvents itself. As the markets of the old leaders mature, or even decay, new fields will emerge. There will always be buyers for technology that improves productivity. We believe that today's equity markets are overcautious, with investors overreacting to news items whether they are positive or negative. There is no way to successfully anticipate the turns of an irrational market, so we have lengthened our investment horizon. We are looking for good companies that have vital technology and attractively priced shares. At some of today's prices, we can buy and wait until other investors recover their appetite for growth.

Prudential Technology Fund Management Team

Prudential Sector Funds, Inc.    Prudential Technology Fund

Holdings expressed as a percentage of the specified portfolio

Comments on Largest Holdings--
Strategically Managed Portfolio  As of 5/31/02

3.1%   Microsoft Corp./Software
       Microsoft is the world's dominant software company, and we were able to buy it well below its historic highs. It has enormous amounts of cash, so it can sustain continued high levels of research and development even during the industry's downturn. We think its antitrust risk has already been priced into the stock. The company is currently rolling out its XP computer operating system and its Xbox game console. We expect to see a replacement cycle for personal computers because those bought during the surge of sales in 1998 and 1999 look increasingly dated. We hold the stock at about its weight in the S&P 500 Index.

2.6    International Rectifier Corp/
       Semiconductor Equipment & Products
       International Rectifier makes power
       management semiconductor chips. We think that this is the next focal area of information technology because as circuits become smaller, heat reduction becomes a significant problem. International
       Rectifier's chips enable more efficient
       operation. It is diversifying its customer base as automobiles become more dependent upon computer chips.

2.6    Hewlett-Packard Co./Computers & Peripherals
       After its merger with Compaq, Hewlett-
       Packard has a strong position in personal computers, network computers, information storage, and printers. We bought the stock very inexpensively, considering its technological strength and earnings potential.

2.6    The Interpublic Group of Cos., Inc./Media
       Interpublic has made a series of
       acquisitions to become the second largest advertising conglomerate in the world. Its recent addition of True North Communications adds complementary approaches as well as the leverage of additional size. A large firm includes many different styles, so clients can get a fresh approach without leaving the firm. There should be some cost savings as well. We expect the advertising business to accelerate with the global economy.

2.3    Intel Corp./Semiconductor Equipment & Products
       Intel is the dominant global company for personal computer processing chips with about four-fifths of the market. The speed of these chips is increasing at an even faster pace than had been the case during the first
       20 years of PC history. The faster speed is making these chips competitive for functions that formerly required more complex and expensive processors.

Holdings are subject to change.

Five Largest Holdings--Enhanced Index Portfolio          As of 5/31/02

                                Industry                % of Total Enhanced    % of S&P SC
Security                          Group                 Index Market Value    Technology Index*
Microsoft Corp.                 Software                      16.3%                 16.8%
Intel Corp.          Semiconductor Equipment & Products       11.7                  11.3
IBM Corp.                  Computers & Peripherals             8.6                   8.4
Cisco Systems, Inc.       Communications Equipment             7.5                   7.0
Dell Computer Corp.        Computers & Peripherals             4.4                   4.3

*Source: Standard & Poor's, based on data retrieved by Lipper Inc.

Holdings are subject to change.

                                              SEMIANNUAL REPORT
                                              MAY 31, 2002


PRUDENTIAL
TECHNOLOGY FUND


                                              FINANCIAL STATEMENTS

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited)

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.9%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace & Defense  0.6%
      18,300   Lockheed Martin Corp.                                $      1,135,515
-------------------------------------------------------------------------------------
Banks  0.6%
      16,300   Investors Financial Services Corp.                          1,259,338
-------------------------------------------------------------------------------------
Biotechnology  1.3%
      10,200   Cephalon, Inc.(a)                                             546,516
      12,500   IDEC Pharmaceuticals Corp.(a)                                 536,125
      48,400   MedImmune, Inc.(a)                                          1,573,968
                                                                    ----------------
                                                                           2,656,609
-------------------------------------------------------------------------------------
Commercial Services & Supplies  3.8%
      60,600   Ceridian Corp.(a)                                           1,385,316
      48,200   CheckFree Corp.(a)                                          1,022,804
      39,000   Concord EFS, Inc.(a)                                        1,219,530
      11,400   DST Systems, Inc.(a)                                          563,274
      20,500   Education Management Corp.(a)                                 847,675
      53,100   FactSet Research Systems, Inc.                              1,731,060
      23,900   The Dun & Bradstreet Corp.(a)                                 889,558
                                                                    ----------------
                                                                           7,659,217
-------------------------------------------------------------------------------------
Communications Equipment  7.6%
       7,200   3Com Corp.(a)                                                  40,032
      13,500   Adaptec, Inc.(a)                                              175,095
      34,700   ADC Telecommunications, Inc.(a)                               116,245
       2,700   ADTRAN, Inc.(a)                                                63,963
       7,900   Advanced Fibre Communications, Inc.(a)                        151,364
       9,800   Avocent Corp.(a)                                              221,480
       6,900   C-COR.net Corp.(a)                                             60,375
     456,700   Cisco Systems, Inc.(a)                                      7,206,726
       3,100   CommScope, Inc.(a)                                             43,927
      90,700   Comverse Technology, Inc.(a)                                1,074,795
       1,100   Concerto Software, Inc.(a)                                      8,778
      63,900   Corning, Inc.(a)                                              306,720

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      16,200   Harmonic, Inc.(a)                                    $         94,608
      12,000   Inter-Tel, Inc.                                               226,800
      24,000   JDS Uniphase Corp.(a)                                          84,240
     198,300   Lucent Technologies, Inc.(a)                                  922,095
      12,100   McDATA Corp., Class A(a)                                      104,665
     135,755   Motorola, Inc.                                              2,170,723
     133,100   Nortel Networks Corp.(a)                                      294,151
      12,100   Plantronics, Inc.(a)                                          274,307
       1,000   Polycom, Inc.(a)                                               19,150
      16,700   Powerwave Technologies, Inc.(a)                               177,187
      42,900   QUALCOMM, Inc.(a)                                           1,357,356
      12,300   Scientific-Atlanta, Inc.                                      239,235
      11,200   Tellabs, Inc.(a)                                              108,192
                                                                    ----------------
                                                                          15,542,209
-------------------------------------------------------------------------------------
Computers & Peripherals  12.4%
      28,600   Apple Computer, Inc.(a)                                       666,380
     160,000   Dell Computer Corp.(a)                                      4,296,000
     113,400   EMC Corp.(a)                                                  822,150
      18,400   Gateway, Inc.(a)                                               98,624
     340,285   Hewlett-Packard Co.                                         6,496,031
       5,100   Hutchinson Technology, Inc.(a)                                 80,529
     103,700   International Business Machines Corp.                       8,342,665
       9,700   Lexmark International Group, Inc.(a)                          605,765
      10,400   NCR Corp.(a)                                                  380,120
      30,100   Network Appliance, Inc.(a)                                    391,601
      26,317   Palm, Inc.(a)                                                  41,844
       5,700   Pinnacle Systems, Inc.(a)                                      62,472
       7,700   Quantum Corp. - DLT & Storage Systems(a)                       53,900
       2,800   SanDisk Corp.(a)                                               39,221
      21,400   Storage Technology Corp.(a)                                   385,200
     165,900   Sun Microsystems, Inc.(a)                                   1,143,051
     285,800   Western Digital Corp.(a)                                    1,314,680
                                                                    ----------------
                                                                          25,220,233

    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Diversified Financials  0.5%
      29,400   Investment Technology Group, Inc.(a)                 $      1,070,160
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  3.8%
      21,446   Agilent Technologies, Inc.(a)                                 565,531
         400   Anixter International, Inc.(a)                                 11,260
       3,400   Benchmark Electronics, Inc.(a)                                102,000
       5,400   Checkpoint Systems, Inc.(a)                                    70,956
       3,400   Diebold, Inc.                                                 134,402
       7,000   DSP Group, Inc.(a)                                            136,570
       6,600   Intermagnetics General Corp.(a)                               158,994
       1,900   Itron, Inc.(a)                                                 55,138
      12,900   Jabil Circuit, Inc.(a)                                        296,184
       4,900   Kopin Corp.(a)                                                 37,975
      18,900   Methode Eletronics, Inc., Class A                             202,230
         600   Millipore Corp.                                                23,748
      64,100   Newport Corp.(a)                                            1,130,724
       5,400   Roper Industries, Inc.                                        210,600
     166,500   Sanmina-SCI Corp.(a)                                        1,914,750
     265,200   Solectron Corp.(a)                                          2,142,816
       3,200   Tektronix, Inc.(a)                                             64,896
      11,900   Thermo Electron Corp.(a)                                      218,484
         600   Trimble Navigation Ltd.(a)                                     10,782
      11,200   Waters Corp.(a)                                               298,592
                                                                    ----------------
                                                                           7,786,632
-------------------------------------------------------------------------------------
Energy Equipment & Services  1.1%
      44,100   Weatherford International, Inc.(a)                          2,220,435
-------------------------------------------------------------------------------------
Healthcare Providers & Services  0.6%
      30,700   McKesson, Inc.                                              1,151,250
-------------------------------------------------------------------------------------
Household Durables  0.5%
      17,800   Harman International Industries, Inc.                         984,340
-------------------------------------------------------------------------------------
Internet & Catalog Retail  2.5%
      53,300   Amazon.com, Inc.(a)                                           971,659
      22,100   eBay, Inc.(a)                                               1,220,141

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      59,700   Ticketmaster, Class A(a)                             $      1,276,983
      58,100   USA Interactive(a)                                          1,655,850
                                                                    ----------------
                                                                           5,124,633
-------------------------------------------------------------------------------------
Internet Software & Services  2.3%
     109,300   DoubleClick, Inc.(a)                                          900,632
       2,700   Internet Security Systems, Inc.(a)                             45,549
     102,300   RealNetworks, Inc.(a)                                         869,550
      56,800   Retek, Inc.(a)                                              1,385,352
      83,200   WebEx Communications, Inc.(a)                               1,160,640
      20,800   Yahoo!, Inc.(a)                                               333,216
                                                                    ----------------
                                                                           4,694,939
-------------------------------------------------------------------------------------
IT Consulting & Services  3.1%
      15,600   Acxiom Corp.(a)                                               277,368
       6,400   Affiliated Computer Services, Inc., Class A(a)                356,096
      55,200   Caci International, Inc., Class A(a)                        1,859,136
      12,200   Computer Sciences Corp.(a)                                    577,914
      28,700   Electronic Data Systems Corp.                               1,515,934
       2,900   Gartner, Inc., Class B(a)                                      33,060
      11,100   SRA International, Inc., Class A(a)                           256,410
      44,000   SunGuard Data Systems, Inc.(a)                              1,237,280
      19,100   Unisys Corp.(a)                                               218,504
                                                                    ----------------
                                                                           6,331,702
-------------------------------------------------------------------------------------
Media  10.4%
      37,700   Belo Corp., Class A                                           903,292
      56,700   Cablevision Systems Corp.(a)                                1,177,659
      86,200   Cablevision Systems New York Group, Class A(a)              1,605,044
      42,900   EchoStar Communications Corp., Class A(a)                   1,080,651
      22,800   Emmis Communications Corp., Class A(a)                        674,880
      30,400   Entercom Communications Corp.(a)                            1,597,520
      68,500   Entravision Communications Corp., Class A(a)                1,074,080
     190,100   Gemstar-TV Guide International, Inc.(a)                     1,809,752
     198,700   Liberty Media Corp., Class A(a)                             2,394,335
      45,800   Lin TV Corp., Class A(a)                                    1,250,340
     163,900   Pearson PLC ADR (United Kingdom)                            2,061,862
      23,600   Scripps Co., E.W., Class A                                  1,809,884

    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      84,300   The Interpublic Group of Cos., Inc.                  $      2,781,900
      40,200   TMP Worldwide, Inc.(a)                                      1,085,802
                                                                    ----------------
                                                                          21,307,001
-------------------------------------------------------------------------------------
Office Electronics  0.3%
      50,500   Xerox Corp.(a)                                                452,985
       4,200   Zebra Technologies Corp., Class A(a)                          242,088
                                                                    ----------------
                                                                             695,073
-------------------------------------------------------------------------------------
Pharmaceuticals  0.6%
      19,300   Allergan, Inc.                                              1,217,830
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  23.2%
      14,400   Advanced Micro Devices, Inc.(a)                               164,592
      97,200   Altera Corp.(a)                                             1,752,516
      17,100   Analog Devices, Inc.(a)                                       626,202
     144,376   Applied Materials, Inc.(a)                                  3,202,260
       4,400   Applied Micro Circuits Corp.(a)                                27,060
      24,200   ARM Holdings PLC ADR (United Kingdom)(a)                      192,390
       3,000   Broadcom Corp.(a)                                              67,650
      22,300   Cabot Microelectronics Corp.(a)                             1,087,794
      20,700   Conexant Systems, Inc.(a)                                     148,005
      10,000   Cypress Semiconductor Corp.(a)                                199,300
       2,000   DuPont Photomasks, Inc.(a)                                     69,560
      46,800   ESS Technology, Inc.(a)                                       745,056
       4,200   Exar Corp.(a)                                                  90,594
      58,400   Fairchild Semiconductor Corp., Class A(a)                   1,468,760
      39,600   Integrated Device Technology, Inc.(a)                       1,007,424
     500,000   Intel Corp.                                                13,810,000
      60,100   International Rectifier Corp.(a)                            2,822,897
      24,264   Intersil Corp., Class A(a)                                    582,821
      31,100   KLA-Tencor Corp.(a)                                         1,621,243
      12,900   Lam Research Corp.(a)                                         293,346
      46,300   Linear Technology Corp.                                     1,724,675
      19,600   LSI Logic Corp.(a)                                            223,440
      41,100   Maxim Integrated Products, Inc.(a)                          1,890,600
       8,400   Microchip Technology, Inc.(a)                                 251,160
      30,000   Micron Technology, Inc.(a)                                    707,400

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       5,900   MIPS Technologies, Inc., Class B(a)                  $         39,530
      16,300   National Semiconductor Corp.(a)                               500,410
      17,200   Novellus Systems, Inc.(a)                                     730,656
      14,300   Nvidia Corp.(a)                                               478,478
       3,600   Photronics, Inc.(a)                                            82,332
      13,400   QLogic Corp.(a)                                               612,648
      22,500   RF Micro Devices, Inc.(a)                                     369,225
      11,700   Semtech Corp.(a)                                              384,696
       5,400   Standard Microsystems Corp.(a)                                122,580
      41,700   STMicroelectronics NV ADR (Switzerland)                     1,121,730
      64,200   Taiwan Semiconductor Manufacturing Co. Ltd. ADR
                (Taiwan)(a)                                                1,064,436
     178,969   Texas Instruments, Inc.                                     5,131,041
      56,300   Xilinx, Inc.(a)                                             1,985,138
                                                                    ----------------
                                                                          47,399,645
-------------------------------------------------------------------------------------
Software  21.9%
       3,100   Activision, Inc.(a)                                           101,122
      44,800   Adobe Systems, Inc.                                         1,617,280
     104,300   Autodesk, Inc.                                              1,408,050
      13,600   Avant Corp.(a)                                                253,912
       3,700   Barra, Inc.(a)                                                164,428
      82,500   BMC Software, Inc.(a)                                       1,395,075
      21,400   Cadence Design Systems, Inc.(a)                               412,164
         400   Catapult Communications Corp.(a)                                7,500
       5,600   Cerner Corp.(a)                                               304,640
       6,200   Citrix Systems, Inc.(a)                                        66,154
      22,768   Computer Associates International, Inc.                       395,252
      35,500   Compuware Corp.(a)                                            261,635
       1,400   Concord Communications, Inc.(a)                                21,070
       4,900   Dendrite International, Inc.(a)                                57,869
      30,400   Electronic Arts, Inc.(a)                                    1,945,600
      25,700   Fair, Issac & Co., Inc.                                     1,506,020
       4,400   FileNET Corp.(a)                                               67,716
         800   Gerber Scientific, Inc.(a)                                      3,200
       8,900   Hyperion Solutions Corp.(a)                                   189,570
       2,900   Imation Corp.(a)                                               83,955
      53,300   Intuit, Inc.(a)                                             2,330,809

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       2,100   Legato Systems, Inc.(a)                              $         13,146
       8,600   Macromedia, Inc.(a)                                           190,920
       3,300   Mentor Graphics Corp.(a)                                       53,625
       9,600   Mercury Interactive Corp.(a)                                  325,056
       2,700   Micros Systems, Inc.(a)                                        78,084
     375,880   Microsoft Corp.(a)                                         19,136,051
      12,000   Network Associates, Inc.(a)                                   232,200
     334,400   Oracle Corp.(a)                                             2,648,448
      20,900   PeopleSoft, Inc.(a)                                           429,077
       8,800   Phoenix Technology Ltd.(a)                                    111,760
       3,700   Radiant Systems, Inc.(a)                                       48,177
       3,100   RadiSys Corp.(a)                                               40,300
      60,200   Rational Software Corp.(a)                                    685,076
       7,200   Roxio, Inc.(a)                                                120,600
      22,900   SAP AG ADR (Germany)                                          590,820
      27,600   Siebel Systems, Inc.(a)                                       503,700
      17,400   Sybase, Inc.(a)                                               232,812
      13,800   Symantec Corp.(a)                                             474,306
      30,200   Synopsys, Inc.(a)                                           1,523,288
       8,200   Systems & Computer Technology Corp.(a)                        117,342
       6,000   Take-Two Interactive Software, Inc.(a)                        154,020
      53,900   The Reynolds & Reynolds Co., Class A                        1,641,255
      70,050   THQ, Inc.(a)                                                2,241,600
      24,500   TIBCO Software, Inc.(a)                                       145,775
       2,300   Transaction Systems Architects, Inc., Class A(a)               25,415
      19,903   VERITAS Software Corp.(a)                                     451,201
                                                                    ----------------
                                                                          44,807,075
-------------------------------------------------------------------------------------
Specialty Retail  0.8%
      48,400   Circuit City Stores-Circuit City Group                      1,108,844
      22,700   GameStop Corp.(a)                                             549,113
                                                                    ----------------
                                                                           1,657,957
                                                                    ----------------
               Total long-term investments (cost $272,556,210)           199,921,793
                                                                    ----------------

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  2.3%
-------------------------------------------------------------------------------------
Mutual Fund
   4,711,854   Prudential Core Investment Fund--Taxable Money
                Market Series (cost $4,711,854; Note 3)             $      4,711,854
                                                                    ----------------
               Total Investments  100.2%
                (cost $277,268,064; Note 5)                              204,633,647
               Liabilities in excess of other assets  (0.2%)                (359,331)
                                                                    ----------------
               Net Assets  100%                                     $    204,274,316
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing securities.
ADR--American Depositary Receipt.
AG--Aktiengesellschaft (German Company).
NV--Naamloze Vennotschaap (Dutch Company).
PLC--Public Limited Company (British Company).

    See Notes to Financial Statements                                     17

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                   May 31, 2002
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $277,268,064)                          $ 204,633,647
Cash                                                                       4,547
Receivable for investments sold                                        3,042,018
Receivable for Fund shares sold                                          530,063
Dividends and interest receivable                                         92,533
Prepaid expenses                                                             502
                                                                   -------------
      Total assets                                                   208,303,310
                                                                   -------------
LIABILITIES
Payable for investments purchased                                      2,413,210
Payable for Fund shares reacquired                                     1,099,214
Accrued expenses and other liabilities                                   238,667
Distribution fee payable                                                 138,627
Management fee payable                                                   135,879
Withholding tax payable                                                    3,397
                                                                   -------------
      Total liabilities                                                4,028,994
                                                                   -------------
NET ASSETS                                                         $ 204,274,316
                                                                   -------------
                                                                   -------------
Net assets were comprised of:
   Common stock, at par                                            $     357,629
   Paid-in capital in excess of par                                  506,869,298
                                                                   -------------
                                                                     507,226,927
   Accumulated net investment loss                                    (2,377,381)
   Accumulated net realized loss                                    (227,940,813)
   Net unrealized depreciation on investments                        (72,634,417)
                                                                   -------------
Net assets, May 31, 2002                                           $ 204,274,316
                                                                   -------------
                                                                   -------------

    18                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                   May 31, 2002
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($53,844,560 / 9,282,294 shares of common stock issued and
      outstanding)                                                         $5.80
   Maximum sales charge (5% of offering price)                               .31
                                                                   -------------
   Maximum offering price to public                                        $6.11
                                                                   -------------
                                                                   -------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($105,159,326 / 18,538,304 shares of common stock issued
      and outstanding)                                                     $5.67
                                                                   -------------
                                                                   -------------
Class C:
   Net asset value and redemption price per share
      ($37,992,262 / 6,697,782 shares of common stock issued and
      outstanding)                                                         $5.67
   Sales charge (1% of offering price)                                       .06
                                                                   -------------
   Offering price to public                                                $5.73
                                                                   -------------
                                                                   -------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($7,278,168 / 1,244,549 shares of common stock issued and
      outstanding)                                                         $5.85
                                                                   -------------
                                                                   -------------

    See Notes to Financial Statements                                     19

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                    May 31, 2002
--------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $4,127)           $    250,051
   Interest                                                               62,220
                                                                    ------------
      Total income                                                       312,271
                                                                    ------------
Expenses
   Management fee                                                        921,983
   Distribution fee--Class A                                              81,983
   Distribution fee--Class B                                             627,793
   Distribution fee--Class C                                             229,443
   Transfer agent's fees and expenses                                    484,000
   Reports to shareholders                                               199,000
   Custodian's fees and expenses                                          72,000
   Registration fees                                                      34,000
   Legal fees and expenses                                                17,000
   Audit fee                                                              14,000
   Directors' fees                                                         6,000
   Miscellaneous                                                           2,015
                                                                    ------------
      Total operating expenses                                         2,689,217
   Loan interest expense (Note 2)                                            435
                                                                    ------------
      Total expenses                                                   2,689,652
                                                                    ------------
Net investment loss                                                   (2,377,381)
                                                                    ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investment transactions                         (35,775,921)
Net change in unrealized appreciation (depreciation) of
investments                                                           (9,098,109)
                                                                    ------------
Net loss on investments                                              (44,874,030)
                                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(47,251,411)
                                                                    ------------
                                                                    ------------

    20                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Changes in Net Assets (Unaudited)

                                                  Six Months            Year
                                                    Ended               Ended
                                                 May 31, 2002     November 30, 2001
-----------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment loss                           $  (2,377,381)     $  (4,511,223)
   Net realized loss on investments                (35,775,921)      (176,950,453)
   Net change in unrealized appreciation
      (depreciation) of investments                 (9,098,109)        32,175,957
                                                --------------    -----------------
   Net decrease in net assets resulting from
      operations                                   (47,251,411)      (149,285,719)
                                                --------------    -----------------
Distributions from net realized capital gains
(Note 1)
   Class A                                                  --        (11,178,687)
   Class B                                                  --        (24,153,632)
   Class C                                                  --         (8,783,462)
   Class Z                                                  --         (1,693,645)
                                                --------------    -----------------
                                                            --        (45,809,426)
                                                --------------    -----------------
Fund share transactions (net of share
   conversions) (Note 6)
   Proceeds from shares sold                        25,036,507        108,816,468
   Net asset value of shares issued in
      reinvestment of distributions                         --         44,058,492
   Cost of shares reacquired                       (43,298,372)      (126,376,831)
                                                --------------    -----------------
   Net increase (decrease) in net assets from
      Fund share transactions                      (18,261,865)        26,498,129
                                                --------------    -----------------
Total decrease                                     (65,513,276)      (168,597,016)
NET ASSETS
Beginning of period                                269,787,592        438,384,608
                                                --------------    -----------------
End of period                                    $ 204,274,316      $ 269,787,592
                                                --------------    -----------------
                                                --------------    -----------------

    See Notes to Financial Statements                                     21

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements (Unaudited)

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Utility Fund and Prudential Technology Fund (the 'Fund'). The financial statements of the other Portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999. The Fund is non-diversified and its investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of technology companies. Technology companies include companies that will derive a substantial portion of their sales from products or services in technology and technology-related activities.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and Nasdaq
National Market securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed to be over-the-counter, are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Trustees in consultation with the manager and applicable subadviser. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issues discounts on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at the Fund levels.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. ('PIM'), and Jennison Associates LLC ('Jennison'). The subadvisory agreements provide that each subadvisor furnishes investment advisory services in connection with the management of a portion of the investment Portfolio of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM and Jennison performance of such services. PI pays for the services of PIM and Jennison, the cost of compensation of officers of the

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of the Fund's average daily net assets.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B, and Class C, Plans were .25 of 1%, 1% and 1% respectively, for the six months ended May 31, 2002.

      PIMS has advised the Fund that it received approximately $42,000 and $20,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended May 31, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended May 31, 2002, it received approximately $220,000 and $10,000 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PI, PIM, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. Throughout the six months ended May 31, 2002, the commitment amount changed. The commitment was $930 million from September 14, 2001 through December 31, 2001. The commitment was $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA to, among other things, increase the banks' commitment to $800 million and to allow the Funds to further increase the banks' commitment to up to $1 billion. The Fund pays quarterly its pro-rata portion of the annual aggregate commitment fee of ..080 of 1% of the unused portion of the SCA. The purpose of the SCA is to serve as an alternative

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements (Unaudited) Cont'd.

source of funding for capital share redemptions. The expiration date of the amended SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended May 31, 2002.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended May 31, 2002, the Fund incurred fees of approximately $411,000 for the services of PMFS. As of May 31, 2002, approximately $67,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      Effective November 1, 2001, the Fund pays networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the period was approximately $37,000 and is included in transfer agent's fees and expenses in the statement of operations.

      Investment in the Core Funds: The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the period ended May 31, 2002, the Fund earned $52,271 from the Series by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended May 31, 2002, were $209,969,357 and $227,597,373, respectively.

Note 5. Tax Information
For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2001, of approximately $172,632,000, all of which expires in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. In addition, the Fund has elected to treat net capital losses of approximately $6,687,000 incurred in the one month period ended November 30, 2001 as having been incurred in the current fiscal year.
                                                                          25

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of May 31, 2002 was as follows:

   Tax Basis                                              Net Unrealized
 of Investments      Appreciation       Depreciation       Depreciation
----------------   ----------------   ----------------   ----------------
  $281,166,641        $7,110,117        $83,643,111        $76,532,994

      The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 400 million shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended May 31, 2002:
Shares sold                                                   1,779,378    $  12,065,475
Shares reacquired                                            (2,651,897)     (17,502,179)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (872,519)      (5,436,704)
Shares issued upon conversion from Class B                      192,829        1,357,523
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (679,690)   $  (4,079,181)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended November 30, 2001:
Shares sold                                                   4,993,617    $  45,400,205
Shares of reinvestment of distributions                         931,270       10,797,258
Shares reacquired                                            (6,151,177)     (52,700,898)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (226,290)       3,496,565
Shares issued upon conversion from Class B                      980,426        9,268,743
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   754,136    $  12,765,308
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended May 31, 2002:
Shares sold                                                   1,146,013    $   7,570,161
Shares reacquired                                            (2,334,071)     (15,017,415)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,188,058)      (7,447,254)
Shares reacquired upon conversion into Class A                 (196,603)      (1,357,523)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,384,661)   $  (8,804,777)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended November 30, 2001:
Shares sold                                                   4,361,299    $  37,834,604
Shares issued in reinvestment of distributions                2,011,481       23,061,748
Shares reacquired                                            (5,311,723)     (43,587,930)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,061,057       17,308,422
Shares reacquired upon conversion into Class A                 (993,941)      (9,268,743)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    67,116    $   8,039,679
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Six months ended May 31, 2002:
Shares sold                                                     466,057    $   3,048,378
Shares reacquired                                            (1,101,457)      (7,086,982)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (635,400)   $  (4,038,604)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended November 30, 2001:
Shares sold                                                   1,968,013    $  17,035,533
Shares issued in reinvestment of distributions                  743,900        8,528,754
Shares reacquired                                            (2,595,473)     (21,147,957)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   116,440    $   4,416,330
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended May 31, 2002:
Shares sold                                                     348,076    $   2,352,493
Shares reacquired                                              (547,103)      (3,691,796)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (199,027)   $  (1,339,303)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended November 30, 2001:
Shares sold                                                   1,004,653    $   8,546,126
Shares issued in reinvestment of distributions                  143,459        1,670,732
Shares reacquired                                            (1,097,859)      (8,940,046)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    50,253    $   1,276,812
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights (Unaudited)

                                                                             Class A
                                                   -----------------------------------------------------------
                                                                         Year Ended
                                                    Six Months          November 30,         June 30, 1999(b)
                                                      Ended         --------------------          Through
                                                   May 31, 2002      2001         2000       November 30, 1999
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $   7.07       $ 11.72     $  13.44          $ 10.00
                                                   ------------     -------     --------         --------
Income from investment operations
Net investment loss                                     (0.05)        (0.07)       (0.11)(d)        (0.04)(d)
Net realized and unrealized gain (loss) on
   investment transactions                              (1.22)        (3.36)       (1.53)            3.80
                                                   ------------     -------     --------         --------
   Total from investment operations                     (1.27)        (3.43)       (1.64)            3.76
                                                   ------------     -------     --------         --------
Less distributions
Distributions from net realized gain on
   investments                                             --         (1.22)       (0.08)           (0.32)
                                                   ------------     -------     --------         --------
Net asset value, end of period                       $   5.80       $  7.07     $  11.72          $ 13.44
                                                   ------------     -------     --------         --------
                                                   ------------     -------     --------         --------
TOTAL RETURN(a)                                        (17.96)%      (33.35)%     (12.39)%          37.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                      $ 53,845       $70,417     $107,924          $65,991
Average net assets (000)                             $ 65,767       $86,366     $137,874          $46,443
Ratios to average net assets:
   Operating expenses, including distribution
      and service (12b-1) fees(e)                        1.67%(c)      1.53%        1.08%(d)         1.47%(c)(d)
   Operating expenses, excluding distribution
      and service (12b-1) fees                           1.42%(c)      1.28%        0.83%(d)         1.22%(c)(d)
   Net investment loss                                  (1.42)%(c)    (0.85)%      (0.74)%(d)        (1.00)%(c)(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                 88%          154%         151%              38%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
(e) The distributor of the Fund agreed to limit its distribution fees to 0.25 of 1% of the average daily net assets of the Class A shares.

    28                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                             Class B
                                                   ------------------------------------------------------------
                                                                         Year Ended
                                                    Six Months          November 30,          June 30, 1999(b)
                                                      Ended         ---------------------          Through
                                                   May 31, 2002       2001         2000       November 30, 1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $     6.94     $  11.60     $  13.40         $   10.00
                                                   ------------     --------     --------     -----------------
Income from investment operations
Net investment loss                                       (0.07)       (0.14)       (0.23)(d)         (0.06)(d)
Net realized and unrealized gain (loss) on
   investment transactions                                (1.20)       (3.30)       (1.49)             3.78
                                                   ------------     --------     --------     -----------------
   Total from investment operations                       (1.27)       (3.44)       (1.72)             3.72
                                                   ------------     --------     --------     -----------------
Less distributions
Distributions from net realized gain on
   investments                                               --        (1.22)       (0.08)            (0.32)
                                                   ------------     --------     --------     -----------------
Net asset value, end of period                       $     5.67     $   6.94     $  11.60         $   13.40
                                                   ------------     --------     --------     -----------------
                                                   ------------     --------     --------     -----------------
TOTAL RETURN(a)                                          (18.30)%     (33.83)%     (13.03)%           37.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                      $  105,159     $138,220     $230,357         $ 155,801
Average net assets (000)                             $  125,903     $170,790     $306,603         $  97,787
Ratios to average net assets:
   Operating expenses, including distribution
      and service (12b-1) fees                             2.42%(c)     2.28%        1.83%(d)          2.22%(c)(d)
   Operating expenses, excluding distribution
      and service (12b-1) fees                             1.42%(c)     1.28%        0.83%(d)          1.22%(c)(d)
   Net investment loss                                    (2.17)%(c)    (1.59)%     (1.49)%(d)         (1.75)%(c)(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.

    See Notes to Financial Statements                                     29

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                             Class C
                                                   -----------------------------------------------------------
                                                                         Year Ended
                                                    Six Months          November 30,         June 30, 1999(b)
                                                      Ended         --------------------          Through
                                                   May 31, 2002      2001         2000       November 30, 1999
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $   6.94       $ 11.60     $  13.40          $ 10.00
                                                   ------------     -------     --------         --------
Income from investment operations
Net investment loss                                     (0.07)        (0.14)       (0.23)(d)        (0.07)(d)
Net realized and unrealized gain (loss) on
   investment transactions                              (1.20)        (3.30)       (1.49)            3.79
                                                   ------------     -------     --------         --------
   Total from investment operations                     (1.27)        (3.44)       (1.72)            3.72
                                                   ------------     -------     --------         --------
Less distributions
Distributions from net realized gain on
   investments                                             --         (1.22)       (0.08)           (0.32)
                                                   ------------     -------     --------         --------
Net asset value, end of period                       $   5.67       $  6.94     $  11.60          $ 13.40
                                                   ------------     -------     --------         --------
                                                   ------------     -------     --------         --------
TOTAL RETURN(a)                                        (18.30)%      (33.83)%     (13.03)%          37.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                      $ 37,992       $50,876     $ 83,717          $66,353
Average net assets (000)                             $ 46,015       $63,088     $111,334          $46,510
Ratios to average net assets:
   Operating expenses, including distribution
      and service (12b-1) fees                           2.42%(c)      2.28%        1.83%(d)         2.22%(c)(d)
   Operating expenses, excluding distribution
      and service (12b-1) fees                           1.42%(c)      1.28%        0.83%(d)         1.22%(c)(d)
   Net investment loss                                  (2.17)%(c)    (1.59)%      (1.49)%(d)        (1.75)%(c)(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.

    30                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                            Class Z
                                                   ----------------------------------------------------------
                                                                        Year Ended
                                                    Six Months         November 30,         June 30, 1999(b)
                                                      Ended         -------------------          Through
                                                   May 31, 2002      2001        2000       November 30, 1999
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 7.12        $ 11.76     $ 13.46          $ 10.00
                                                   ------------     -------     -------         --------
Income from investment operations
Net investment loss                                    (0.04)         (0.05)      (0.08)(d)        (0.03)(d)
Net realized and unrealized gain (loss) on
   investment transactions                             (1.23)         (3.37)      (1.54)            3.81
                                                   ------------     -------     -------         --------
   Total from investment operations                    (1.27)         (3.42)      (1.62)            3.78
                                                   ------------     -------     -------         --------
Less distributions
Distributions from net realized gain on
   investments                                            --          (1.22)      (0.08)           (0.32)
                                                   ------------     -------     -------         --------
Net asset value, end of period                        $ 5.85        $  7.12     $ 11.76          $ 13.46
                                                   ------------     -------     -------         --------
                                                   ------------     -------     -------         --------
TOTAL RETURN(a)                                       (17.84)%       (33.14)%    (12.23)%          37.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                       $7,278        $10,274     $16,386          $12,711
Average net assets (000)                              $8,853        $12,330     $21,704          $ 8,743
Ratios to average net assets:
   Operating expenses, including distribution
      and service (12b-1) fees                          1.42%(c)       1.28%       0.83%(d)         1.22%(c)(d)
   Operating expenses, excluding distribution
      and service (12b-1) fees                          1.42%(c)       1.28%       0.83%(d)         1.22%(c)(d)
   Net investment loss                                 (1.17)%(c)     (0.58)%     (0.49)%(d)        (0.75)%(c)(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.

    See Notes to Financial Statements                                     31

Prudential Sector Funds, Inc.    Prudential Technology Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

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--------------------------------------

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

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Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
    Money Market Series


STRATEGIC PARTNERS
MUTUAL FUNDS**
-----------------------------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
    Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
    Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with Prudential mutual funds.

Prudential Sector Funds, Inc.    Prudential Technology Fund

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports-- or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                            www.prudential.com    (800) 225-1852

Leverage: The use of borrowed assets to
enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment.
While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign
company or government on the U.S. market and denominated in U.S. dollars.

Prudential Sector Funds, Inc.    Prudential Technology Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered representative.
Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS
RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction.
There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and
selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                      www.prudential.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PTYAX    74437K889
    Class B     PTYBX    74437K871
    Class C     PTYCX    74437K863
    Class Z     PTFZX    74437K855

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of May 31, 2002, were not audited and, accordingly, no auditor's opinion is expressed on them.

PRUDENTIAL (LOGO)

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PTYAX    74437K889
    Class B     PTYBX    74437K871
    Class C     PTYCX    74437K863
    Class Z     PTFZX    74437K855

MF188E6    IFS-A072562

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

                                   SEMIANNUAL REPORT
                                   MAY 31, 2002

PRUDENTIAL
UTILITY FUND

FUND TYPE
Sector stock

OBJECTIVE
Total return through capital appreciation and current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                 PRUDENTIAL (LOGO)

Prudential Sector Funds, Inc.    Prudential Utility Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Utility Fund (the Fund) invests in equity-related and investment-grade debt securities of utility companies--primarily electric, gas, gas pipeline, telephone and telecommunications, water, cable, airport, seaport, and toll road--both in the United States and abroad. The Fund may be affected to a greater extent by any single economic, political, or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. Utility investments can be affected by government regulations, the price of fuel, environmental factors, and interest rates. Foreign investments are subject to additional risks, including currency, political and social risks, and illiquidity. There can be no assurance that the Fund will achieve its investment objective of total return through capital appreciation and current income.

Portfolio Composition

Expressed as a percentage of
net assets as of 5/31/02
        44.9%   U.S. Electrical Power
        17.7    U.S. Telecom
        14.7    U.S. Gas Distribution
         7.9    U.S. Exploration & Production
         6.5    U.S. Gas Pipelines
         2.9    U.S. Miscellaneous
         0.6    Bonds
         4.8    Cash & Equivalents

Ten Largest Holdings

Expressed as a percentage of
net assets as of 5/31/02
    3.8%   Equitable Resources, Inc.
           Gas Distribution
    3.4    BellSouth Corp.
           Telecommunications
    3.2    SBC Communications Inc.
           Telecommunications
    3.2    Northeast Utilities
           Electrical Power
    3.2    Verizon Communications Inc.
           Telecommunications
    3.1    PG&E Corp.
           Electrical Power
    3.0    Questar Corp.
           Gas Distribution
    2.8    Energy East Corp.
           Electrical Power
    2.8    NiSource Inc.
           Gas Distribution
    2.8    Kinder Morgan, Inc.
           Gas Pipelines

Holdings are subject to change.

                           www.prudential.com    (800) 225-1852

Semiannual Report    May 31, 2002

Cumulative Total Returns1                           As of 5/31/02

                            Six Months  One Year   Five Years   Ten Years    Since Inception2
Class A                       -7.13%     -28.56%      37.40%      157.94%        213.95%
Class B                       -7.39      -29.06       32.36       139.40        1348.70
Class C                       -7.39      -29.06       32.36         N/A           97.46
Class Z                       -7.01      -28.40       39.06         N/A           76.57
Lipper Utility Funds Avg.3    -6.95      -25.65       28.50       123.87          ***
S&P 500 Index4                -5.67      -13.84       34.64       212.83          ****
S&P Utility TR Index5         -5.13      -32.45       32.56       101.36         *****

Average Annual Total Returns1                              As of 6/30/02

               One Year    Five Years    Ten Years    Since Inception2
    Class A     -33.05%      2.87%         8.37%           8.35%
    Class B     -33.34       3.02          8.11           13.13
    Class C     -31.40       2.94          N/A             7.51
    Class Z     -29.44       4.18          N/A             7.75

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments LLC and Lipper Inc.
 The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception dates: Class A, 1/22/90; Class B, 8/10/81; Class C,
 8/1/94; and Class Z, 3/1/96. 3The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the six-month, one-year, five-year, ten-year, and since inception periods in the Lipper Utility Funds category. Funds in the Lipper Utility Funds Average invest at least
 65% of their equity portfolios in utility shares.
 4The Standard & Poor's 500 Composite Stock Price
 Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. 5The S&P Utility
 TR Index is an unmanaged, market capitalization-weighted index representing 3 utility groups, and within the 3 groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors, and 8 telephone companies.

Investors cannot invest directly in an index.

The returns for the Lipper Average, S&P 500 Index, and S&P Utility TR Index would be lower if they included the effect of sales charges or taxes.

***Lipper Since Inception returns are 181.25% for
   Class A; 952.93% for Class B; 88.45% for Class C; and
   49.06% for Class Z.

****S&P 500 Index Since Inception returns are 327.18% for Class A; 1425.48% for Class B; 166.90% for Class
    C; and 83.15% for Class Z.

*****S&P Utility TR Index Since Inception returns are
     155.05% for Class A; 163.17% for Class B; 86.24% for
     Class C; and 40.57% for Class Z. The S&P Utility TR
     Index began 9/11/89, therefore the return for Class B
     shares represents an inception return from that time
     till present (5/31/02).
                                                        1

PRUDENTIAL (LOGO)                           July 15, 2002

DEAR SHAREHOLDER,
The Prudential Utility Fund suffered a loss over the six months ended May 31, 2002, but this decline was in line with the fall of the Lipper Utility Funds
Average. The Fund has been maintaining broad diversification across the various power and telecommunications industries. During this reporting period, its return was helped by its natural gas- and electricity-related holdings and hurt by its wireless telephone and energy merchant holdings.

Over the years, the Fund has focused strongly on different themes, based upon its investment adviser's extensive research into the prospects of the various utility subsectors. In the following report, the adviser describes how the relative investment values of these themes shifted during this reporting period and explains how each contributed to the Fund's return.

Historically, the adviser has been quite successful with these large-scale forecasts, guiding the Fund to returns that beat the Lipper Utility Funds Averages for the preceding three-, five-, and ten-year periods.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,


David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Utility Fund

Prudential Sector Funds, Inc.    Prudential Utility Fund

Semiannual Report    May 31, 2002

INVESTMENT ADVISER'S REPORT

A PAUSE IN THE GROWTH OF ENERGY MERCHANTS
During the Fund's reporting period, almost all of the utility industries were in the midst of dynamic changes. Over the past few years, some foresighted power companies began transforming themselves into energy merchants. They constructed generating plants that were outside the regional framework--at strategically located sites where fuel was cheap and where they had the flexibility to sell power to the customers for whom it had the most value. Many also began to trade and market the power from these and other plants. This flexibility, which maximized profits, also promised to create a more stable national power system because it allowed electricity to go where it was most needed. The Fund has had a heavy focus on energy merchants; we think they represent the most efficient and profitable path for the power companies. However, the development of the energy merchant industry depends on continuing deregulation.

California's flawed electricity deregulation plan, together with unfavorable weather in 2000, led to electricity shortages and a painful price spike.
There were indications at that time of the substantial profits to be made in a freer electricity market. These profits attracted the attention of politicians and regulators, which weighed upon stock prices in 2001. In addition, the electricity price spike attracted investment in additional generating capacity. It came on line just as the recession of 2001 began, creating a power surplus. This pushed down energy merchant share prices.

Enron's bankruptcy in the fall of 2001 was another blow to the industry. Electricity generation and distribution systems are very expensive to build. Much of the construction funding is borrowed, either from banks or--to a greater extent--by issuing bonds. Enron, however, took on an extraordinarily high level of indebtedness and then created further problems by using allegedly fraudulent means to conceal the extent of its debts and its losses from the public.
This was the primary cause of its December 2001 bankruptcy.

Prudential Sector Funds, Inc.    Prudential Utility Fund

Semiannual Report    May 31, 2002

The national credit-rating agencies hadn't foreseen
Enron's troubles. They reacted to its failure by tightening their rules for all energy companies' borrowing, even though no other energy merchant was nearly as dependent on debt as Enron. This forced the companies to raise additional equity totaling
$13 billion in the very weak stock market of 2002, diluting the stake of earlier shareholders.
As their share prices fell, the Fund had substantial losses on energy merchant stocks, including El Paso, Dynegy, Williams Companies, and Mirant. Together, they accounted for the greater part of the detractions from its return.

We continue to believe that there will be opportunities in the energy merchant industry, but we now also believe that share prices will be weighed down for the immediate future by continued political and regulatory scrutiny and by uncertainty about what the scrutiny will find. Energy merchant share prices are fluctuating with the steady stream of new findings. We can analyze the import of these findings only after all of the information is on the table.

We think that the industry's current disarray will catalyze the creation of the national energy market the nation needs--a common set of rules across the country. Currently, rules vary from state to state and are in flux. We also believe the terms of commercial energy contracts must be standardized so their implications are clearly understood, and the financial state of the energy merchants must be more clearly and fully disclosed.

We think it is wise to moderate the Fund's exposure until we have a clear view of what the industry ultimately will look like. We have significantly reduced our commitment to energy merchants, although, as usual, we are keeping some positions.
We have redeployed the proceeds largely in the telecommunications sector--primarily local telephone companies, called "baby Bells." It is the first time in about half a decade that we have found the opportunities attractive there.

TELECOMS HAVE BECOME VALUE STOCKS
It is nearly unanimously believed that
telecommunications companies have tremendous growth
potential because of new data, wireless, and
multimedia
                               www.prudential.com    (800) 225-1852

services. However, there is no similar consensus about when this potential will be realized. In the late 1990s, the optimists bid telecommunications stocks to absurd heights. Phenomenal amounts of capital were raised by new competitive local exchange carriers (CLECs), which competed with the baby Bells.
They promised much but had little in the way of customers and revenues, let alone profits. At that time, we underweighted the sector because we thought competition was too intense and excess capacity could easily be built.

Now, clearly slowing growth in the sector and the high debt levels have scared off many investors. Most of the CLECs are now bankrupt, and WorldCom (which we sold in February 2002) and Qwest are struggling. As a result, competition has moved from destructive to a much more stable and appropriate level. Participants can generate attractive growth and free cash flow by cutting costs, offering long-distance service, and improving the availability and reliability of digital services. These companies are more sensitive to the economy than many investors realize. An economic recovery should lead to surprisingly strong results.

However, investors have sold the group
indiscriminately, so companies such as BellSouth, SBC, Verizon, and AT&T have been overly penalized.
The stocks have been falling steeply in price for about two years, making them attractive on value considerations. They are so inexpensive that it makes sense to build a strong portfolio now and wait for growth. Three of our five largest holdings at period-end--BellSouth, SBC Communications, and Verizon
(See Comments On Largest Holdings for all three)-- were baby Bells.

We also added significantly to our positions in AT&T
Wireless, Sprint PCS, and Nextel in the wireless
industry. Investors, fearing that slowing subscriber
growth meant the market was saturated, fled these
stocks. We believe growth will return with the
introduction of new "third generation" services and
industry restructuring. Over this reporting period,
the Fund's wireless exposure detracted from return.
Western Wireless had the largest impact, although it
was in the portfolio only briefly.
                                                  5

Prudential Sector Funds, Inc.    Prudential Utility Fund

Semiannual Report    May 31, 2002

The telecommunications stocks we're buying are those of companies with strong balance sheets (relatively little debt and no cash flow problems), so they will be able to take advantage of the growth opportunities when weaker firms withdraw from markets. We think these companies have solid growth prospects, but their shares are priced at only a very small premium to the low-growth electric utilities. Indeed, when we compare the price to earnings multiples (P/Es) of baby Bells with those of electric utilities and the overall market, they are near historic relative lows.
In our view, they are excellent value opportunities.
Over this reporting period, the impact of these positions on return was negligible.

NATURAL GAS IS A CONTINUING OPPORTUNITY
As early as 1994, we foresaw the increasing role that natural gas would play in the United States. It was a clean-burning, underused fuel that was then very inexpensive. We saw that new electricity-generating plants under construction or in the planning stage would burn gas. We began a long-term focus on companies that produce, transport (pipelines), or distribute gas. The Fund's focus on natural gas remains a central theme as the price of gas continues to rise. The prices of our gas pipeline stocks reflect the strong earnings growth generated by the rising price for gas and the increasing amount of gas transported. Devon Energy, NiSource, Questar, and
Equitable Resources had double-digit share price gains over the six months. Devon rose 52%, making the largest contribution of these companies.

"STEADY EDDIE" ELECTRIC UTILITIES
We are very optimistic about our holdings of
traditional electric utilities, a market segment that
provides some of the portfolio stability we think
should characterize a utility fund. Companies in this
segment generally did not rush to build unregulated
power plants nor do they do much, if any, trading.
Some, such as PG&E, are under stress. PG&E was caught
between California retail price control and soaring
wholesale rates; it filed for bankruptcy late in
2001. PG&E has risen steeply from its lows because
there are
www.prudential.com    (800) 225-1852

several competing restructuring plans to pay off all claims and return the utility's bonds to investment grade. We believe the company can be very profitable.
It has been one of the Fund's best performers.

We also have large positions in some traditional utilities that do not sell at significant P/E discounts but still generate stable, modest growth.
We expect the industry will enter a new phase of consolidation that may make these companies attractive takeover targets. Energy East, Cinergy, and Northeast Utilities, which made positive contributions to the Fund's return, are among these holdings.

LOOKING AHEAD
As stock prices fell in our favorite areas, we took the opportunity to upgrade the portfolio by selling stocks with weak balance sheets (too much debt) and investing some of the proceeds in stronger companies with energy merchant businesses, such as NRG Energy, Mirant and XCEL Energy. This capital redeployment has been profitable for the Fund, as the stock prices of these companies have recovered. We continue to believe that the companies with the strongest balance sheets and best operations will benefit in the coming year as the value of their assets increase and their energy marketing operations produce rapid earnings growth.

We are also confident about our gas and electric utility holdings because the risk of a supply glut is dropping as the capital markets place limits on power plant builders. In 2001, 18% (85,000 megawatts) of proposed plants were delayed or cancelled, and many more cancellations have been announced in 2002. We think the industry can strengthen its collective balance sheet and also increase its dividends. If the economy strengthens, electric power prices should pick up, and we expect electricity stocks to rise closer to the average valuation of the overall market. Should the economy continue to flounder, the stable profits of the group create an attractive, relatively safe haven for investors.

Prudential Utility Fund Management Team

Prudential Sector Funds, Inc.    Prudential Utility Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 5/31/02
-------------------------------------------------------

3.8%   Equitable Resources, Inc./Gas Distribution
       Equitable Resources is primarily a natural gas company with attractive assets in the eastern United States. We purchased a position very inexpensively several years ago. Under new management, Equitable focused on its efficient natural gas utility and away from businesses in which it had no advantage. Its profits rose, then its P/E multiple rose to reflect its improved growth potential. We think it has further to go.

3.4    BellSouth Corp./Telecommunications
3.2    SBC Communications Inc./Telecommunications
3.2 Verizon Communications Inc./Telecommunications BellSouth, SBC, and Verizon are the three major baby Bells--local telephone service providers. Their strong balance sheets and continuing cash flow from their local franchises put them in an excellent position to grow in the full range of telecommunication services. Nonetheless, they are priced at about 13 times estimated current year earnings, only slightly more expensive than the S&P Electric Utility Index (11 times earnings).

       BellSouth is the incumbent in nine states from Louisiana to Kentucky. It is the third largest local service company in the United States, with 25 million local phone lines in service. It is a joint owner, with SBC Communications, of Cingular Wireless, the second largest U.S. wireless carrier, and is about to offer long-distance service in Georgia and Louisiana. Texas-based SBC is the second largest. After acquiring several smaller baby Bells, it is now the incumbent provider in 13 states. It offers competing local service in more than two dozen other markets and long-distance service in five states. It owns 60% of Cingular Wireless. Verizon is the largest of the group, with 61 million local access lines, mostly along the east coast between Maine and Virginia. It is joint owner with Vodafone of the largest U.S. wireless company, Verizon Wireless.

3.2    Northeast Utilities/Electrical Power
       Northeast Utilities is New England's largest electric utility. It is selling its power generation plants and focusing on distribution. After a deal to be acquired by Consolidated Edison derailed in 2001, Northeast furthered that strategy by selling its Millstone nuclear power complex and focusing on investment opportunities in its Connecticut electric transmission business.

       Holdings are subject to change.

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited)

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.1%
Common Stocks  94.6%
-------------------------------------------------------------------------------------
Business Services  1.1%
   1,261,900   Convergys Corp.(a)                                   $     33,112,256
-------------------------------------------------------------------------------------
Coal  1.8%
   1,289,500   Arch Coal, Inc.(b)                                         30,303,250
     450,100   Cameco Corp.                                               12,401,705
     467,000   Peabody Energy Corp.                                       13,234,780
                                                                    ----------------
                                                                          55,939,735
-------------------------------------------------------------------------------------
Electrical Power  44.9%
   1,569,100   Allegheny Energy, Inc.                                     56,377,763
   1,768,000   Avista Corp.                                               24,663,600
   8,897,500   British Energy PLC (United Kingdom)                        22,359,813
   4,250,000   Calpine Corp.(a)(b)                                        40,970,000
   1,747,285   Cinergy Corp.(b)                                           63,688,538
   1,950,800   Cleco Corp.                                                45,180,528
     889,300   CMS Energy Corp.                                           16,060,758
   2,055,500   Constellation Energy Group, Inc.                           62,219,985
     756,900   Dominion Resources, Inc.(b)                                49,031,982
   1,302,700   DPL Inc.(b)                                                34,469,442
     750,454   DTE Energy Co.                                             35,121,247
   3,836,700   Energy East Corp.(b)                                       88,627,770
   2,038,900   Entergy Corp.                                              89,670,822
   1,791,479   FirstEnergy Corp.                                          61,823,940
   5,540,900   International Power PLC(a) (United Kingdom)                15,262,255
   3,187,580   Mirant Corp.(a)                                            30,282,010
   5,018,300   Northeast Utilities                                        99,613,255
     894,505   NSTAR                                                      42,936,240
   4,502,400   PG&E Corp.(a)                                              96,801,600
   1,812,100   Pinnacle West Capital Corp.                                72,683,331
   1,790,700   PNM Resources, Inc.                                        46,558,200
   1,782,800   PPL Corp.                                                  63,093,292
     864,600   Public Service Enterprise Group, Inc.(b)                   39,149,088
     243,400   RGS Energy Group, Inc.(b)                                   9,745,736
     451,300   SCANA Corp.(b)                                             14,107,638

    See Notes to Financial Statements                                      9

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
   3,026,900   Sempra Energy(b)                                     $     75,702,769
   1,760,140   Unisource Energy Corp.                                     34,252,324
     817,200   Vectren Corp.                                              20,601,612
   2,624,000   Xcel Energy, Inc.                                          56,389,760
                                                                    ----------------
                                                                       1,407,445,298
-------------------------------------------------------------------------------------
Gas Distribution  14.7%
   3,325,900   Equitable Resources, Inc.                                 119,798,918
     187,800   Espoon Sahko Oyj, ADR (Finland)                             4,924,886
   1,926,592   KeySpan Corp.(b)                                           72,940,773
   1,355,000   National Fuel Gas Co.                                      31,476,650
     794,300   NICOR, Inc.                                                38,174,058
   3,634,536   NiSource Inc.                                              88,064,807
   3,414,500   Questar Corp.                                              94,137,765
     482,500   WGL Holdings Inc.                                          12,848,975
                                                                    ----------------
                                                                         462,366,832
-------------------------------------------------------------------------------------
Gas Pipelines  6.5%
   2,979,413   El Paso Corp.                                              76,421,943
   2,029,775   Kinder Morgan, Inc.                                        87,787,769
   2,790,022   Williams Companies, Inc.                                   39,618,312
                                                                    ----------------
                                                                         203,828,024
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  7.9%
     860,000   Anadarko Petroleum Corp.                                   43,645,000
   1,797,392   BG Group PLC, ADR(b) (United Kingdom)                      39,812,233
     716,700   Devon Energy Corp.(b)                                      37,447,575
     632,600   Kerr-McGee Corp.                                           36,747,734
   1,947,000   Pioneer Natural Resources Co.(a)                           46,981,110
   1,173,200   Western Gas Resources, Inc.(b)                             43,478,792
                                                                    ----------------
                                                                         248,112,444
-------------------------------------------------------------------------------------
Telecommunication  17.7%
   1,021,600   AirGate PCS, Inc.(a)                                       11,830,128
     682,000   Alamosa Holdings, Inc.(a)                                   2,953,060
   4,615,200   AT&T Corp.(b)                                              55,243,944
   5,640,300   AT&T Wireless Services Inc.(a)                             45,742,833
   3,208,000   BellSouth Corp.                                           106,762,240

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
   1,895,000   CenturyTel, Inc.(b)                                  $     58,745,000
     111,222   Hellenic Telecommunications Org. SA (France)                1,795,522
   1,694,400   Millicom International Cellular SA(a)(b) (France)           7,402,834
   3,073,400   Nextel Communications, Inc.(a)(b)                          14,936,724
   2,930,350   SBC Communications Inc.                                   100,481,702
   2,397,900   Sprint Corp. PCS Group(a)(b)                               25,034,076
      75,000   TELUS Corp.                                                   721,554
   2,296,438   Verizon Communications Inc.                                98,746,835
     952,900   Vodafone Group PLC (United Kingdom)                        14,226,797
   3,314,900   Western Wireless Corp. Class A(a)                          10,906,021
                                                                    ----------------
                                                                         555,529,270
                                                                    ----------------
               Total common stocks (cost $2,400,111,155)               2,966,333,859
                                                                    ----------------
PREFERRED STOCK  0.6%
Gas Pipelines  0.6%
   1,077,100   Williams Companies, Inc.
                9.00%                                                     19,387,800
                                                                    ----------------
               Total preferred stocks (cost $26,927,500)                  19,387,800
                                                                    ----------------
CORPORATE BONDS  0.9%

                 Principal
Moody's          Amount
Rating           (000)            Description                           Value (Note 1)
----------------------------------------------------------------------------------------------
Electric Utilities  0.7%
                                  Alabama Power Co.,
A2               $      500        5.35%, 11/15/03                               511,990
                                  Appalachian Power Co.,
                                   Ser. C,
Baa1                  1,000        6.60%, 5/1/09                                 975,800
                                  Arizona Public Service Co.,
Baa1                  1,000        6.25%, 1/15/05                              1,035,830
                                  Carolina Power & Light Co.,
A3                    1,000        5.95%, 3/1/09                                 986,450
                                  Cleveland Electric Illumination
                                   Co.,
Baa2                    500        7.43%, 11/1/09                                515,205
                                  Consolidated Edison, Inc.,
A1                    1,000        7.625%, 3/1/04                              1,061,660

    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)            Description                        Value (Note 1)
-----------------------------------------------------------------------------------------
                                El Paso Electric Co.,
                                 Ser. C,
Baa3           $      500        8.25%, 2/1/03                     $        511,760
                                Exelon Corp.,
A2                  1,000        6.50%, 5/1/03                            1,030,080
                                Florida Power Corp.,
A1                    500        6.00%, 7/1/03                              512,720
                                Gulf States Utilities Co.,
Baa3                1,000        8.25%, 4/1/04                            1,061,770
                                Hydro Quebec,
A1                    500        7.50%, 4/1/16 (Canada)                     566,070
                                Niagara Mohawk Power Corp.,
                                 Ser. G,
Baa3                1,000        7.75%, 10/1/08                           1,104,640
                                Northern States Power Co.,
Aa3                 1,000        6.50%, 3/1/28                              880,080
                                Pennsylvania Electric Co.,
                                 Ser. B,
A2                  1,000        6.125%, 4/1/09                             963,360
                                Public Service Co. of Colorado,
                                 Ser. A,
Baa1                1,000        6.875%, 7/15/09                            990,400
                                Public Service Co. of New
                                 Mexico,
                                 Ser. A,
Baa3                  500        7.10%, 8/1/05                              518,895
                                Puget Sound Energy, Inc.,
                                 Series MTNB,
Baa2                1,000        6.46%, 3/9/09                              976,330
                                Southern Investments,
Baa1                  500        6.80%, 12/1/06 (United Kingdom)            506,530
                                Tampa Electric Co.,
Aa3                 1,000        7.75%, 11/1/22                           1,002,570
                                Texas Utilities Electric Co.,
A3                  1,000        8.25%, 4/1/04                            1,062,570
                                United Utilities,
A3                    500        6.45%, 4/1/08                              508,705

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)            Description                        Value (Note 1)
-----------------------------------------------------------------------------------------
                                Virginia Electric & Power Co.,
A2             $    1,000        6.63%, 4/1/03                     $      1,028,670
                                Wisconsin Electric Power Co.,
Aa3                 1,000        6.63%, 11/15/06                          1,058,120
                                Wisconsin Gas Co.,
Aa2                   535        5.50%, 1/15/09                             502,392
                                Wisconsin Power & Light Co.,
Aa3                   500        5.70%, 10/15/08                            487,670
                                                                   ----------------
                                                                         20,360,267
-------------------------------------------------------------------------------------
Telecommunications, Media & Industries  0.2%
                                CenturyTel, Inc.,
                                 Ser. F,
Baa2                  500        6.30%, 1/15/08                             481,860
                                Indiana Bell Telephone Co.,
                                 Inc.,
Aa2                 1,000        7.30%, 8/15/26                           1,044,780
                                New Jersey Bell Telephone Co.,
Aa2                 1,000        8.00%, 6/1/22                            1,065,890
                                New York Telephone Co.,
A1                    500        6.00%, 4/15/08                             499,100
                                Pacific Bell Co.,
Aa3                 1,000        6.63%, 11/1/09                           1,046,380
                                Telecomunicaciones de Puerto
                                 Rico,
Baa1                1,000        6.65%, 5/15/06                           1,007,160
                                Verizon Communications, Inc.,
A2                  1,000        7.51%, 4/1/09                            1,057,800
                                                                   ----------------
                                                                          6,202,970
                                                                   ----------------
                                Total corporate bonds (cost
                                 $26,499,250)                            26,563,237
                                                                   ----------------
U.S. GOVERNMENT OBLIGATIONS
                                United States Treasury Notes,
                                 5.75%, 8/15/03 (cost
                    1,000        $1,021,094)                              1,038,080
                                                                   ----------------
                                Total long-term investments
                                 (cost $2,454,558,999)                3,013,322,976
                                                                   ----------------
SHORT-TERM INVESTMENTS  9.3%

Shares            Description                                       Value (Note 1)
------------------------------------------------------------------------------------------
Investment Companies  3.6%
    111,791,684   Prudential Core Investment Fund - Taxable Money
                   Market Series (Note 3) (cost $111,791,684)            111,791,684

    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Commercial Paper  5.7%
$    31,500   American Elec. Power Co.(c)
               2.25%, 6/25/02                                      $     31,457,323
      5,000   Amsterdam Funding Corp.(c)
               1.80%, 6/17/02                                             4,996,000
      5,000   Dow Chemical Co.(c)
               1.95%, 6/25/02                                             4,993,500
      2,590   First Data Corp.(c)
               1.82%, 6/3/02                                              2,590,000
     18,133   General Mills Inc.(c)
               2.00%, 6/24/02                                            18,109,830
      6,300   Kerr McGee Credit Corp.(c)
               2.15%, 6/26/02                                             6,290,594
     10,000   Phillips Petroleum Corp.(c)
               2.05%, 6/28/02                                             9,984,625
     33,440   Sheffield Receivables Corp.(c)
               1.79%, 6/10/02                                            33,425,036
     30,000   Triple A One Funding Corp.(c)
               1.79%, 6/20/02                                            29,971,658
     21,930   UBS Finance LLC(c)
               1.81%, 6/03/02                                            21,927,794
     16,000   Viacom, Inc.(c)
               2.00%, 6/24/02                                            15,980,054
                                                                   ----------------
              Total commercial paper
               (cost $179,726,414)                                      179,726,414
                                                                   ----------------
              Total short-term investments
               (cost $291,518,098)                                      291,518,098
                                                                   ----------------
              Total Investments  105.4%
               (cost $2,746,077,097; Note 5)                          3,304,841,074
              Liabilities in excess of other assets  (5.4%)            (169,635,054)
                                                                   ----------------
              Net Assets  100%                                     $  3,135,206,020
                                                                   ----------------
                                                                   ----------------

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of May 31, 2002 (Unaudited) Cont'd.

(a) Non-income producing.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
Oyj--Julkinen Osakeyhtio (Finnish Company).
PLC--Public Limited Company (British Corporation).
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  May 31, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at value including collateral for securities
on loan of $179,726,414 (cost $2,746,077,097)                    $ 3,304,841,074
Receivable for investments sold                                       29,138,215
Dividends and interest receivable                                      6,695,047
Receivable for Fund shares sold                                          605,517
Tax reclaim receivable                                                   428,221
Receivable for securities lending                                        175,311
Deferred expenses and other assets                                        61,527
                                                                -----------------
      Total assets                                                 3,341,944,912
                                                                -----------------
LIABILITIES
Payable to broker for collateral for securities on loan              179,726,414
Payable for investments purchased                                     18,083,980
Payable for Fund shares reacquired                                     6,017,215
Management fee payable                                                 1,166,275
Accrued expenses and other liabilities                                   686,861
Distribution fee payable                                                 791,497
Securities lending rebate payable                                        245,063
Foreign withholding taxes payable                                         21,587
                                                                -----------------
      Total liabilities                                              206,738,892
                                                                -----------------
NET ASSETS                                                       $ 3,135,206,020
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                          $     3,611,642
   Paid-in capital in excess of par                                2,860,616,158
                                                                -----------------
                                                                   2,864,227,800
   Undistributed net investment income                                10,412,081
   Accumulated net realized loss on investments                     (298,198,156)
   Net unrealized appreciation on investments and foreign
      currencies                                                     558,764,295
                                                                -----------------
Net assets, May 31, 2002                                         $ 3,135,206,020
                                                                -----------------
                                                                -----------------

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  May 31, 2002
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($2,596,651,499 / 299,058,400 shares of common stock
      issued and outstanding)                                              $8.68
   Maximum sales charge (5% of offering price)                               .46
                                                                -----------------
   Maximum offering price to public                                        $9.14
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($437,946,872 / 50,519,191 shares of common
      stock issued and outstanding)                                        $8.67
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($44,697,335 / 5,156,049 shares of common stock
      issued and outstanding)                                              $8.67
   Sales charge (1% of offering price)                                       .09
                                                                -----------------
   Offering price to public                                                $8.76
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($55,910,314 / 6,430,547 shares of common stock
      issued and outstanding)                                              $8.69
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     17

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Operations (Unaudited)

                                                                   Six Months
                                                                      Ended
                                                                  May 31, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $88,868)        $  40,696,113
   Interest                                                           2,077,480
   Income from securities loaned, net                                   289,398
                                                                -----------------
      Total income                                                   43,062,991
                                                                -----------------
Expenses
   Management fee                                                     7,215,765
   Distribution fee--Class A                                          3,564,335
   Distribution fee--Class B                                          2,424,502
   Distribution fee--Class C                                            239,436
   Transfer agent's fees and expenses                                 1,922,000
   Reports to shareholders                                              303,000
   Custodian's fees and expenses                                        150,000
   Registration fees                                                     96,000
   Directors' fees                                                       23,000
   Legal fees and expenses                                               22,000
   Audit fees                                                            16,000
   Miscellaneous                                                         47,075
                                                                -----------------
      Total expenses                                                 16,023,113
                                                                -----------------
Net investment income                                                27,039,878
                                                                -----------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on:
   Investment transactions                                         (188,428,466)
   Foreign currency transactions                                       (138,578)
                                                                -----------------
                                                                   (188,567,044)
                                                                -----------------
Net change in unrealized appreciation on:
   Investments                                                      (86,255,244)
   Foreign currencies                                                    (2,608)
                                                                -----------------
                                                                    (86,257,852)
                                                                -----------------
Net loss on investments and foreign currencies                     (274,824,896)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(247,785,018)
                                                                -----------------
                                                                -----------------

    18                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months              Year
                                                   Ended                Ended
                                               May 31, 2002       November 30, 2001
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment income                        $    27,039,878      $    67,938,647
 Net realized loss on investment and
   foreign currency transactions                 (185,567,044)         (62,637,170)
 Net change in unrealized appreciation on
   investments and foreign currencies             (86,257,852)        (649,798,926)
                                             -----------------    -----------------
 Net decrease in net assets resulting from
   operations                                    (247,785,018)        (644,497,449)
                                             -----------------    -----------------
Dividends and distributions (Note 1):
 Dividends from net investment income
   Class A                                        (26,764,473)         (65,505,096)
   Class B                                         (2,684,676)          (8,122,940)
   Class C                                           (258,102)            (488,343)
   Class Z                                           (660,716)          (1,464,268)
                                             -----------------    -----------------
                                                  (30,367,967)         (75,580,647)
                                             -----------------    -----------------
 Distributions from net realized capital
   gains
   Class A                                         (5,670,236)        (604,769,672)
   Class B                                           (997,339)        (148,915,303)
   Class C                                            (92,192)          (7,228,980)
   Class Z                                           (121,419)         (11,921,435)
                                             -----------------    -----------------
                                                   (6,881,186)        (772,835,390)
                                             -----------------    -----------------
Fund share transactions (net of
 conversions)
 (Note 7)
 Net proceeds from shares sold(b)                 117,334,285          519,878,327
 Net asset value of shares issued in
   reinvestment of dividends and
   distributions                                   33,963,905          779,812,973
 Cost of shares reacquired                       (344,747,918)        (660,399,439)
                                             -----------------    -----------------
 Net increase (decrease) in net assets
   from Fund share transactions                  (193,449,728)         639,291,861
                                             -----------------    -----------------
Total decrease                                   (478,483,899)        (853,621,625)
NET ASSETS
Beginning of period                             3,613,689,919        4,467,311,544
                                             -----------------    -----------------
End of period(a)                              $ 3,135,206,020      $ 3,613,689,919
                                             -----------------    -----------------
                                             -----------------    -----------------
------------------------------
(a) Includes undistributed net investment
income of:                                    $    10,412,081      $    13,740,170
                                             -----------------    -----------------
(b) For the year ended November 30, 2001, includes $120,449,880 for shares issued in connection with the acquisition of Prudential Global Utility Fund.

    See Notes to Financial Statements                                     19

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements (Unaudited)

      Prudential Sector Funds, Inc. (the 'Company'), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of four Portfolios: Prudential Financial Services Fund, Prudential Technology Fund, Prudential Health Sciences Fund and Prudential Utility Fund (the 'Fund'). These financial statements relate to Prudental Utility Fund. The financial statements of the other funds are not presented herein. Subsequent to December 31, 1998, the Company changed its fiscal year-end to November 30. The Fund is non-diversified and its investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The ability of issuers of certain debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and Nasdaq
National Market securities are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager and subadviser. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements (Unaudited) Cont'd.

the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, currency gains (losses) realized between the trade date and settlement date of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original discount on portfolio securities as adjustments to
                                                                          21

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements (Unaudited) Cont'd.

interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective funds on the basis of relative net assets except for expenses that are charged directly at a fund level.

      As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. Upon initial adoption, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amounts that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Fund's net asset value, but changes the classification of certain amounts between interest income and realized and unrealized gain (loss) in the statement of operations. The cumulative adjustment upon adoption resulted in an increase to undistributed net investment income of $235,152, an increase to unrealized appreciation on investments of $235,152.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income quarterly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

      Securities Lending:    The Fund may lend its portfolio securities to
qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises Jennison's performance of such services. PI pays for the services of Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .60% of the Fund's average daily net assets up to $250 million, ..50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended May 31, 2002.

      PIMS has advised the Fund that it received approximately $363,600 and $11,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended May 31, 2002. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
                                                                          23

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      PIMS has advised the Fund that for the six months ended May 31, 2002, it received approximately $397,100 and $20,200 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Company, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended May 31, 2002, the amounts of the commitment were as follows: $930 million through December 31, 2001 and $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increase the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended May 31, 2002.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company's transfer agent. During the six months ended May 31, 2002, the Fund incurred fees of approximately $1,561,000 for the services of PMFS. As of May 31, 2002, approximately $256,000 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations also include certain out-of-pocket expenses paid to nonaffiliates.

      Effective November 1, 2001, the Fund pays networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the six months ended May 31, 2002 was approximately $128,100 and is included in transfer agent's fees and expenses in the statement of operations.

      PSI is the securities lending agent for the Fund. For the six months ended May 31, 2002, PSI has been compensated approximately $96,500 for these services of which approximately $9,550 is payable at period end.

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the six months ended May 31, 2002, the Fund earned $967,110 from the Series by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended May 31, 2002, were $279,911,359 and $367,049,207, respectively.

      As of May 31, 2002, the Fund had securities on loan with an aggregate market value of $350,067,425. The Fund received $179,438,726 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Note 5. Tax Information
For federal income tax purposes, the Fund acquired a capital loss carryforward and built in realized losses from the merger with Prudential Global Utility Fund in the amount of $7,066,910 (expiring 2008) and $14,927,200 (expiring 2005), respectively, such losses will be limited by Section 382 of the Internal Revenue Code of 1986, amended. The annual limitation to be applied to all Section 382 losses will be $6,022,494.

      The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of May 31, 2002 were as follows:

                                                          Net Unrealized
   Tax Basis         Appreciation       Depreciation       Appreciation
----------------   ----------------   ----------------   ----------------
 $2,763,729,225      $787,054,670      $(246,050,754)      $541,003,916

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
                                                                          25

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      There are 800 million shares of $.01 par value per share common stock authorized which consists of 400 million shares of Class A common stock, 300 million shares of Class B common stock, 50 million shares of Class C common stock and 50 million shares of Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Six months ended May 31, 2002:
Shares sold                                                 3,533,441    $    32,899,079
Shares issued in reinvestment of dividends and
  distributions                                             3,120,052         29,426,587
Shares reacquired                                         (26,001,815)      (239,933,747)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                              (19,348,322)      (177,608,081)
Shares issued upon conversion from Class B                  3,403,841         31,892,793
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding             (15,944,481)   $  (145,715,288)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended November 30, 2001:
Shares sold                                                14,365,144    $   169,603,142
Shares issued in connection with reorganization (Note
  7)                                                       10,631,777        102,968,987
Shares issued in reinvestment of dividends and
  distributions                                            53,327,893        612,247,709
Shares reacquired                                         (42,491,846)      (494,994,341)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                               35,832,968        389,825,497
Shares issued upon conversion from Class B                 28,277,716        344,874,433
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding              64,110,684    $   734,699,930
                                                         ------------    ---------------
                                                         ------------    ---------------
Class B
-------------------------------------------------------
Six months ended May 31, 2002:
Shares sold                                                 3,347,664    $    30,985,485
Shares issued in reinvestment of dividends and
  distributions                                               365,833          3,445,373
Shares reacquired                                          (5,195,151)       (47,910,422)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                               (1,481,654)       (13,479,564)
Shares reacquired upon conversion into Class A             (3,407,602)       (31,892,793)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding              (4,889,256)   $   (45,372,357)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended November 30, 2001:
Shares sold                                                12,636,940    $   151,775,040
Shares issued in connection with reorganization (Note
  7)                                                        1,389,352         13,450,578
Shares issued in reinvestment of dividends and
  distributions                                            12,663,422        147,290,796
Shares reacquired                                          (9,808,663)      (115,372,410)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                               16,881,051        197,144,004
Shares reacquired upon conversion into Class A            (28,325,253)      (344,874,433)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding             (11,444,202)   $  (147,730,429)
                                                         ------------    ---------------
                                                         ------------    ---------------

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Six months ended May 31, 2002:
Shares sold                                                   727,131    $     6,758,787
Shares issued in reinvestment of dividends and
  distributions                                                34,853            328,397
Shares reacquired                                            (727,692)        (6,715,874)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding                  34,292    $       371,310
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended November 30, 2001:
Shares sold                                                 2,786,611    $    33,230,570
Shares issued in connection with reorganization (Note
  7)                                                           71,995            697,000
Shares issued in reinvestment of dividends and
  distributions                                               651,711          7,332,210
Shares reacquired                                            (993,419)       (11,300,956)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding               2,516,898    $    29,958,824
                                                         ------------    ---------------
                                                         ------------    ---------------
Class Z
-------------------------------------------------------
Six months ended May 31, 2002:
Shares sold                                                 1,591,374    $    14,798,141
Shares issued in reinvestment of dividends and
  distributions                                                80,824            763,548
Shares reacquired                                          (1,987,171)       (18,295,082)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding                (314,973)   $    (2,733,393)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended November 30, 2001:
Shares sold                                                 3,747,515    $    44,819,694
Shares issued in connection with reorganization (Note
  7)                                                          343,489          3,333,316
Shares issued in reinvestment of dividends and
  distributions                                             1,130,352         12,942,258
Shares reacquired                                          (3,302,362)       (38,731,732)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding               1,918,994    $    22,363,536
                                                         ------------    ---------------
                                                         ------------    ---------------

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights (Unaudited)

                                                            Class A
                                            ----------------------------------------   ---
                                            Six Months Ended         Year Ended
                                            May 31, 2002(b)     November 30, 2001(b)
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $ 9.46                $13.74
                                                -------               -------
Income from investment operations
Net investment income                               .08                   .20
Net realized and unrealized gains
   (losses) on investment and foreign
   currency transactions                           (.75)                (1.92)
                                                -------               -------
      Total from investment operations             (.67)                (1.72)
                                                -------               -------
Less distributions
Dividends from net investment income               (.09)
Distributions in excess of net investment
   income                                            --                  (.23)
Distributions from net realized gains              (.02)                   --
                                                -------               -------
      Total distributions                          (.11)                (2.33)
                                                -------               -------
Net asset value, end of period                   $ 8.68                 (2.56)
                                                -------               -------
                                                -------               -------
TOTAL INVESTMENT RETURN(a)                        (7.13)%              (15.24)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)              $2,597                $2,978
Average net assets (000,000)                     $2,859                $3,518
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees(d)                       .82%(c)               .80%
   Expenses, excluding distribution and
      service (12b-1) fees                          .57%(c)               .55%
   Net investment income                           1.68%(c)              1.69%
For Class A, B, C and Z shares:
   Portfolio turnover rate                            8%(e)                40%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) The distributor of the Fund has agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(e) Not annualized.

    28                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights (Unaudited) Cont'd.

                                 Class A
-------------------------------------------------------------------------
                 Eleven Months
 Year Ended          Ended                    Year Ended
November 30,     November 30,                December 31,
                                   --------------------------------
  2000(b)           1999(b)        1998(b)      1997(b)       1996
-------------------------------------------------------------------------
   $11.02           $ 12.06         $12.33       $10.88      $ 9.87
------------     -------------     --------     --------     ------
      .20               .27            .30          .34         .32
     2.85               .14            .69         2.53        1.80
------------     -------------     --------     --------     ------
     3.14               .41            .99         2.87        2.12
------------     -------------     --------     --------     ------
     (.21)             (.27)          (.32)        (.32)       (.32)
       --              (.03)            --           --          --
     (.21)            (1.15)          (.94)       (1.10)       (.79)
------------     -------------     --------     --------     ------
     (.42)            (1.45)         (1.26)       (1.42)      (1.11)
------------     -------------     --------     --------     ------
   $13.74           $ 11.02         $12.06       $12.33      $10.88
------------     -------------     --------     --------     ------
------------     -------------     --------     --------     ------
    28.85%             3.64%          7.98%       27.77%      22.09%
   $3,348           $ 2,440         $2,741       $2,583      $2,023
   $3,011           $ 2,691         $2,652       $2,201      $1,786
      .79%              .78%(c)        .78%         .82%        .86%
      .54%              .53%(c)        .53%         .57%        .61%
     2.30%             2.45%(c)       2.43%        2.95%       3.10%
       31%               19%(e)         17%          15%         17%

    See Notes to Financial Statements                                     29

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights (Unaudited)

                                                            Class B
                                           ------------------------------------------   ---
                                           Six Months Ended           Year Ended
                                           May 31, 2002(b)       November 30, 2001(b)
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $ 9.44                  $13.71
                                               -------                 -------
Income from investment operations
Net investment income                              .04                     .11
Net realized and unrealized gains
   (losses) on investment and foreign
   currency transactions                          (.74)                  (1.91)
                                               -------                 -------
      Total from investment operations            (.70)                  (1.80)
                                               -------                 -------
Less distributions
Dividends from net investment income              (.05)                   (.14)
Distributions in excess of net
investment income                                   --                      --
Distributions from net realized gains             (.02)                  (2.33)
                                               -------                 -------
      Total distributions                         (.07)                  (2.47)
                                               -------                 -------
Net asset value, end of period                  $ 8.67                  $ 9.44
                                               -------                 -------
                                               -------                 -------
TOTAL INVESTMENT RETURN(a)                       (7.39)%                (15.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)             $  438                  $  523
Average net assets (000,000)                    $  486                  $  687
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees                    1.57%(c)                1.55%
   Expenses, excluding distribution
      and service (12b-1) fees                     .57%(c)                 .55%
   Net investment income                           .93%(c)                 .95%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.

    30                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights (Unaudited) Cont'd.

                                 Class B
-------------------------------------------------------------------------
                 Eleven Months
 Year Ended          Ended                    Year Ended
November 30,     November 30,                December 31,
                                   --------------------------------
  2000(b)           1999(b)        1998(b)      1997(b)       1996
-------------------------------------------------------------------------
   $11.02           $ 12.05         $12.32       $10.88      $ 9.87
------------     -------------     --------     --------     ------
      .21               .19            .21          .25         .24
     2.83               .13            .69         2.53        1.80
------------     -------------     --------     --------     ------
     3.04               .32            .90         2.78        2.04
------------     -------------     --------     --------     ------
     (.14)             (.19)          (.23)        (.24)       (.24)
       --              (.01)            --           --          --
     (.21)            (1.15)          (.94)       (1.10)       (.79)
------------     -------------     --------     --------     ------
     (.35)            (1.35)         (1.17)       (1.34)      (1.03)
------------     -------------     --------     --------     ------
   $13.71           $ 11.02         $12.05       $12.32      $10.88
------------     -------------     --------     --------     ------
------------     -------------     --------     --------     ------
    27.81%             2.98%          7.18%       26.80%      21.16%
   $  917           $ 1,306         $1,990       $2,132      $2,137
   $1,123           $ 1,691         $2,120       $2,059      $2,184
     1.54%             1.53%(c)       1.53%        1.57%       1.61%
      .54%              .53%(c)        .53%         .57%        .61%
     1.63%             1.71%(c)       1.67%        2.20%       2.35%

    See Notes to Financial Statements                                     31

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights (Unaudited)

                                                            Class C
                                           ------------------------------------------   ---
                                           Six Months Ended           Year Ended
                                           May 31, 2002(b)       November 30, 2001(b)
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $   9.44                $  13.71
                                               --------                --------
Income from investment operations
Net investment income                               .05                     .11
Net realized and unrealized gains
   (losses) on investment and foreign
   currency transactions                           (.75)                  (1.91)
                                               --------                --------
      Total from investment operations             (.70)                  (1.80)
                                               --------                --------
Less distributions
Dividends from net investment income               (.05)                   (.14)
Distributions in excess of net
investment income                                    --                      --
Distributions from net realized gains              (.02)                  (2.33)
                                               --------                --------
      Total distributions                          (.07)                  (2.47)
                                               --------                --------
Net asset value, end of period                 $   8.67                $   9.44
                                               --------                --------
                                               --------                --------
TOTAL INVESTMENT RETURN(a)                        (7.39)%                (15.89)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                $ 44,697                $ 48,344
Average net assets (000)                       $ 48,019                $ 46,369
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees                     1.57%(c)                1.55%
   Expenses, excluding distribution
      and service (12b-1) fees                      .57%(c)                 .55%
   Net investment income                            .93%(c)                 .97%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.

    32                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights (Unaudited) Cont'd.

                                 Class C
--------------------------------------------------------------------------
                 Eleven Months
 Year Ended          Ended                    Year Ended
November 30,     November 30,                December 31,
                                   ---------------------------------
  2000(b)           1999(b)        1998(b)      1997(b)       1996
--------------------------------------------------------------------------
  $  11.02          $ 12.05        $  12.32     $  10.88     $  9.87
------------     -------------     --------     --------     -------
       .19              .19             .21          .25         .24
      2.85              .13             .69         2.53        1.80
------------     -------------     --------     --------     -------
      3.04              .32             .90         2.78        2.04
------------     -------------     --------     --------     -------
      (.14)            (.19)           (.23)        (.24)       (.24)
        --             (.01)             --           --          --
      (.21)           (1.15)           (.94)       (1.10)       (.79)
------------     -------------     --------     --------     -------
      (.35)           (1.35)          (1.17)       (1.34)      (1.03)
------------     -------------     --------     --------     -------
  $  13.71          $ 11.02        $  12.05     $  12.32     $ 10.88
------------     -------------     --------     --------     -------
------------     -------------     --------     --------     -------
     27.81%            2.98%           7.18%       26.80%      21.16%
  $ 35,725          $20,550        $ 27,072     $ 13,490     $ 6,001
  $ 24,061          $24,448        $ 20,309     $  9,424     $ 4,517
      1.54%            1.53%(c)        1.53%        1.57%       1.61%
       .54%             .53%(c)         .53%         .57%        .61%
      1.54%            1.71%(c)        1.71%        2.20%       2.35%

    See Notes to Financial Statements                                     33

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights (Unaudited)

                                                            Class Z
                                           ------------------------------------------   ---
                                           Six Months Ended           Year Ended
                                           May 31, 2002(b)       November 30, 2001(b)
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $   9.47                $  13.76
                                               --------                --------
Income from investment operations
Net investment income                               .09                     .23
Net realized and unrealized gains
   (losses) on investment and foreign
   currency transactions                           (.75)                  (1.93)
                                               --------                --------
      Total from investment operations             (.66)                  (1.70)
                                               --------                --------
Less distributions
Dividends from net investment income               (.10)                   (.26)
Distributions in excess of net
investment income                                    --                      --
Distributions from net realized gains              (.02)                  (2.33)
                                               --------                --------
      Total distributions                          (.12)                  (2.59)
                                               --------                --------
Net asset value, end of period                 $   8.69                $   9.47
                                               --------                --------
                                               --------                --------
TOTAL INVESTMENT RETURN(a)                        (7.01)%                (15.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                $ 55,910                $ 63,867
Average net assets (000)                       $ 62,497                $ 69,628
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees                      .57%(c)                 .55%
   Expenses, excluding distribution
      and service (12b-1) fees                      .57%(c)                 .55%
   Net investment income                           1.93%(c)                1.95%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.

    34                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights (Unaudited) Cont'd.

                                 Class Z
--------------------------------------------------------------------------
                 Eleven Months
 Year Ended          Ended                    Year Ended
November 30,     November 30,                December 31,
                                   ---------------------------------
  2000(b)           1999(b)        1998(b)      1997(b)       1996
--------------------------------------------------------------------------
  $  11.02          $ 12.07        $  12.34     $  10.88     $ 10.05
------------     -------------     --------     --------     -------
       .31              .30             .34          .36         .29
      2.87)             .13             .69         2.54        1.67
------------     -------------     --------     --------     -------
      3.18              .43            1.03         2.90        1.96
------------     -------------     --------     --------     -------
      (.23)            (.30)           (.36)        (.34)       (.34)
        --             (.03)             --           --          --
      (.21)           (1.15)           (.94)       (1.10)       (.79)
------------     -------------     --------     --------     -------
      (.44)           (1.48)          (1.30)       (1.44)      (1.13)
------------     -------------     --------     --------     -------
  $  13.76          $ 11.02        $  12.07     $  12.34     $ 10.88
------------     -------------     --------     --------     -------
------------     -------------     --------     --------     -------
     29.13%            3.91%           8.24%       28.15%      20.11%
  $ 66,422          $35,201        $ 46,642     $ 41,904     $34,446
  $ 48,486          $42,002        $ 46,093     $ 35,994     $34,291
       .54%             .53%(c)         .53%         .57%        .61%(c)
       .54%             .53%(c)         .53%         .57%        .61%(c)
      2.51%            2.70%(c)        2.68%        3.20%       3.35%(c)

    See Notes to Financial Statements                                     35

Prudential Sector Funds, Inc.    Prudential Utility Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally.
Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                            www.prudential.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PRUAX    74437K814
    Class B     PRUTX    74437K822
    Class C     PCUFX    74437K830
    Class Z     PRUZX    74437K848

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of May 31, 2002, were not audited and, accordingly, no auditor's opinion is expressed on them.

PRUDENTIAL (LOGO)

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PRUAX    74437K814
    Class B     PRUTX    74437K822
    Class C     PCUFX    74437K830
    Class Z     PRUZX    74437K848

MF105E2    IFS-A072559

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.